   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1997


                                                SECURITIES ACT FILE NO. 33-52303
                                        INVESTMENT COMPANY ACT FILE NO. 811-4375
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/

                          PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 4                     /x/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 150                            /x/


                        (CHECK APPROPRIATE BOX OR BOXES)                    /x/

                            ------------------------


                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
              ---------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       800 SCUDDERS MILL ROAD
       PLAINSBORO, NEW JERSEY                                        08536
  -------------------------------------                           ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)



                                 (609) 282-2800
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



                            ------------------------


                                 ARTHUR ZEIKEL
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                            ------------------------

                                   Copies to:

         COUNSEL FOR THE FUND:                    PHILIP L. KIRSTEIN, ESQ.
           BROWN & WOOD LLP                         FUND ASSET MANAGEMENT
        ONE WORLD TRADE CENTER                          P.O. BOX 9011
     NEW YORK, NEW YORK 10048-0557            PRINCETON, NEW JERSEY 08543-9011
 ATTENTION: THOMAS R. SMITH JR., ESQ.
       BRIAN M. KAPLOWITZ, ESQ.

                            ------------------------


   IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


                   /x/  immediately upon filing pursuant to paragraph (b)
                   / /  on (date) pursuant to paragraph (b)
                   / /  60 days after filing pursuant to paragraph (a)(i)
                   / /  on (date) pursuant to paragraph (a)(i)
                   / /  75 days after filing pursuant to paragraph (a)(ii)
                   / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.


   IF APPROPRIATE, CHECK THE FOLLOWING BOX:


                   / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share



================================================================================

                MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND OF
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                                      LOCATION
-------------                                                                      --------
PART A
Item  1.        Cover Page....................................  Cover Page
Item  2.        Synopsis......................................  Fee Table
Item  3.        Condensed Financial Information...............  Financial Highlights; Performance Data
Item  4.        General Description of Registrant.............  Investment Objective and Policies;
                                                                  Additional Information
Item  5.        Management of the Fund........................  Fee Table; Management of the Trust;
                                                                  Inside Back Cover Page
Item  5A.       Management's Discussion of Fund
                  Performance.................................  Not Applicable
Item  6.        Capital Stock and Other Securities............  Cover Page; Merrill Lynch Select
                                                                  Pricing(Service Mark) System; Additional
                                                                  Information
Item  7.        Purchase of Securities Being Offered..........  Cover Page; Fee Table; Merrill Lynch Select
                                                                  Pricing(Service Mark) System; Purchase of
                                                                  Shares; Shareholder Services; Additional
                                                                  Information; Inside Back Cover Page
Item  8.        Redemption or Repurchase......................  Fee Table; Merrill Lynch Select
                                                                  Pricing(Service Mark) System; Purchase of
                                                                  Shares; Redemption of Shares
Item  9.        Pending Legal Proceedings.....................  Not Applicable
PART B
Item 10.        Cover Page....................................  Cover Page
Item 11.        Table of Contents.............................  Back Cover Page
Item 12.        General Information and History...............  Additional Information
Item 13.        Investment Objective and Policies.............  Investment Objective and Policies
Item 14.        Management of the Fund........................  Management of the Trust
Item 15.        Control Persons and Principal Holders of
                  Securities..................................  Management of the Trust; General
                                                                  Information--Additional Information
Item 16.        Investment Advisory and Other Services........  Management of the Trust; Purchase of Shares;
                                                                  General Information
Item 17.        Brokerage Allocation and Other Practices......  Portfolio Transactions
Item 18.        Capital Stock and Other Securities............  General Information--Description of Shares
Item 19.        Purchase, Redemption and Pricing of Securities
                  Being Offered...............................  Purchase of Shares; Redemption of Shares;
                                                                  Determination of Net Asset Value;
                                                                  Shareholder Services
Item 20.        Tax Status....................................  Distributions and Taxes
Item 21.        Underwriters..................................  Purchase of Shares
Item 22.        Calculation of Performance Data...............  Performance Data
Item 23.        Financial Statements..........................  Financial Statements
PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
NOVEMBER 14, 1997
                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800



     Merrill Lynch New Mexico Municipal Bond Fund (the 'Fund') is a mutual fund that seeks to provide shareholders with as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management. The Fund invests primarily in a portfolio of long-term, investment grade obligations, issued by or on behalf of the State of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and New Mexico income taxes. The Fund may invest in certain tax-exempt securities classified as 'private activity bonds' that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see 'Investment Objective and Policies' on page 10.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(Service Mark) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(Service Mark) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See 'Merrill Lynch Select Pricing(Service Mark) System' on page 3.


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the 'Distributor'), P.O. Box 9081, Princeton, New Jersey 08543-9081 ((609) 282-2800), or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50 except that for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent') are not subject to the processing fee. See 'Purchase of Shares' and 'Redemption of Shares.'

                            ------------------------



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 14, 1997 (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission (the 'Commission') and is available, without charge, by calling or by writing Merrill Lynch Multi-State Municipal Series Trust (the 'Trust') at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.

                            ------------------------

                         FUND ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                        CLASS A(a)            CLASS B(b)                CLASS C       CLASS D
                                                        ----------  ------------------------------- ---------------- ---------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)................  4.00%(c)                None                     None       4.00%(c)
  Sales Charge Imposed on Dividend Reinvestments.......    None                  None                     None         None
  Deferred Sales Charge (as a percentage of original                  4.0% during the first year,       1.0% for
    purchase price or redemption proceeds, whichever is                decreasing 1.0% annually           one
    lower).............................................  None(d)     thereafter to 0.0% after the       year(f)      None (d)
                                                                            fourth year(e)
  Exchange Fee.........................................    None                  None                     None         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Management Fees(g)...................................   0.55%                  0.55%                   0.55%         0.55%
  Rule 12b-1 Fees(h):
    Account Maintenance Fees...........................    None                  0.25%                   0.25%         0.10%
    Distribution Fees..................................    None                  0.25%                   0.35%         None
                                                                      (Class B shares convert to

                                                                     Class D shares automatically
                                                                    after approximately ten years,
                                                                        cease being subject to
                                                                     distribution fees and become
                                                                       subject to lower account
                                                                           maintenance fees)
  OTHER EXPENSES:
    Custodian Fees.....................................   0.01%                  0.01%                   0.01%         0.01%
    Shareholder Servicing Costs(i).....................   0.04%                  0.05%                   0.05%         0.04%
    Miscellaneous......................................   0.73%                  0.73%                   0.74%         0.74%
                                                          ----                   ----                    ----          ----
      Total Other Expenses.............................   0.78%                  0.79%                   0.80%         0.79%
                                                          ----                   ----                    ----          ----
  Total Fund Operating Expenses(j).....................   1.33%                  1.84%                   1.95%         1.44%
                                                          ====                   ====                    ====          ====


------------------


(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain participants in connection with certain fee-based programs. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares'--page 23 and 'Shareholder Services--Fee-Based Programs'--page 33.



(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares'--page 24.



(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares'--page 23.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ('CDSC'), except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed if redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See 'Shareholder Services--Fee-Based Programs'--page 33.



(e) The CDSC may be modified in connection with certain fee-based programs. See 'Shareholder Services--Fee-Based Programs'--page 33.




(f) The CDSC may be waived in connection with certain fee-based programs. See 'Shareholder Services--Fee-Based Programs'--page 33.



(g) See 'Management of the Trust--Management and Advisory Arrangements'--page
    19.


(h) See 'Purchase of Shares--Distribution Plans'--page 27.

(i) See 'Management of the Trust--Transfer Agency Services'--page 20.


(j) For the fiscal year ended July 31, 1997, Fund Asset Management, L.P. (the 'Manager') voluntarily waived $112,203 of the management fees due from the Fund and voluntarily reimbursed the Fund for a portion of other expenses (excluding Rule 12b-1 fees). Total Fund Operating Expenses in the fee table have been restated to assume the absence of any such waiver or reimbursement because the Manager may discontinue or reduce such waiver of fees and/or assumption of expenses at any time without notice. For the fiscal year ended July 31, 1997 the Manager waived management fees and reimbursed expenses totaling 0.54% for Class A shares, 0.54% for Class B shares, 0.53% for Class C shares and 0.54% for Class D shares after which the Fund's total expense ratio was 0.79% for Class A shares, 1.30% for Class B shares, 1.42% for Class C shares and 0.90% for Class D shares.

EXAMPLE:


                                                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                                          -------------------------------------------
                                                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                          ------     -------     -------     --------
An investor would pay the following expenses on a $1,000 investment including the maximum $40 initial sales charge (Class A and Class D shares only) and assuming (1) the Total Fund Operating Expenses for each class set forth on page 2, (2) a 5% annual return throughout the periods and (3) redemption at the end of the period (including any applicable CDSC for Class B and Class C shares):
       Class A.........................................................    $ 53        $80        $ 110        $194
       Class B.........................................................    $ 59        $78        $ 100        $216
       Class C.........................................................    $ 30        $61        $ 105        $227
       Class D.........................................................    $ 54        $84        $ 116        $206
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
       Class A.........................................................    $ 53        $80        $ 110        $194
       Class B.........................................................    $ 19        $58        $ 100        $216
       Class C.........................................................    $ 20        $61        $ 105        $227
       Class D.........................................................    $ 54        $84        $ 116        $206



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ('NASD'). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See 'Purchase of Shares' and 'Redemption of Shares.'


               MERRILL LYNCH SELECT PRICING(SERVICE MARK) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(Service
Mark) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ('MLAM') or Fund Asset Management, L.P. ('FAM' or the 'Manager'), an affiliate of MLAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing(Service Mark) System are referred to herein as 'MLAM-advised mutual funds.'

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on

Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See 'Shareholder Services--Exchange Privilege.'



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(Service Mark) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(Service Mark) System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under 'Purchase of Shares.'



                                                      ACCOUNT
                                                    MAINTENANCE    DISTRIBUTION
   CLASS                SALES CHARGE(1)                 FEE            FEE                CONVERSION FEATURE
   -----                ---------------                 ---            ---                ------------------
     A            Maximum 4.00% initial sales          No             No                          No
                         charge(2)(3)
     B        CDSC for a period of four years, at    0.25%           0.25%           B shares convert to D shares
                a rate of 4.0% during the first                                    automatically after approximately
               year, decreasing 1.0% annually to                                             ten years(5)
                            0.0%(4)
     C             1.0% CDSC for one year(6)         0.25%           0.35%                        No
     D            Maximum 4.00% initial sales        0.10%            No                          No
                           charge(3)


------------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

(2) Offered only to eligible investors. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors.'


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. See 'Class A' and 'Class D' below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include participants in certain investment programs. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ('ML & Co.') and its subsidiaries (the term 'subsidiaries,' when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares.'



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.25% of the Fund's average net assets attributable to Class B shares as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of

         Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares.'



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to account maintenance fees and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under 'Class B.' See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares.'


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(Service Mark) System that the investor believes is most beneficial under his particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other

MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See 'Purchase of Shares--Limitations on the Payment of Deferred Sales Charges.'

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended July 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.

                                                             CLASS A                                   CLASS B
                                              --------------------------------------  -----------------------------------------
                                                   FOR THE YEAR       FOR THE PERIOD        FOR THE YEAR         FOR THE PERIOD
                                                  ENDED JULY 31,       MAY 6, 1994+        ENDED JULY 31,         MAY 6, 1994+
                                              ----------------------   TO JULY 31,    -------------------------   TO JULY 31,
                                               1997    1996    1995        1994        1997     1996     1995         1994
                                              ------  ------  ------  --------------  -------  -------  -------  --------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $10.36  $10.29  $10.24      $10.00       $10.36   $10.29   $10.24      $10.00
                                              ------  ------  ------     -------      -------  -------  -------     -------
Investment income--net.....................      .53     .56     .60         .13          .48      .50      .54         .12
Realized and unrealized gain on
  investments--net.........................      .46     .10     .06         .24          .46      .10      .06         .24
                                              ------  ------  ------     -------      -------  -------  -------     -------
Total from investment operations...........      .99     .66     .66         .37          .94      .60      .60         .36
                                              ------  ------  ------     -------      -------  -------  -------     -------
Less dividends and distributions:
Investment income--net.....................     (.53)   (.56)   (.60)       (.13)        (.48)    (.50)    (.54)       (.12)
In excess of realized gain on
  investments--net.........................       --    (.03)   (.01)         --           --     (.03)    (.01)         --
                                              ------  ------  ------     -------      -------  -------  -------     -------
Total dividends and distributions..........     (.53)   (.59)   (.61)       (.13)        (.48)    (.53)    (.55)       (.12)
                                              ------  ------  ------     -------      -------  -------  -------     -------
Net asset value, end of period.............   $10.82  $10.36  $10.29      $10.24       $10.82   $10.36   $10.29      $10.24
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........     9.86%   6.53%   6.65%       3.76%#       9.30%    5.98%    6.11%       3.64%#
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............      .79%    .49%    .07%         --%        1.30%    1.01%     .59%        .50%*
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------
Expenses...................................     1.33%   1.42%   1.65%       2.47%*       1.84%    1.92%    2.16%       2.97%*
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------
Investment income--net.....................     5.08%   5.33%   5.92%       5.49%*       4.57%    4.81%    5.40%       4.98%*
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...   $3,862  $5,287  $7,715      $8,166      $11,703  $13,964  $12,104      $8,505
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------
Portfolio turnover.........................    40.53%  63.02%  28.16%      16.06%       40.53%   63.02%   28.16%      16.06%
                                              ------  ------  ------     -------      -------  -------  -------     -------
                                              ------  ------  ------     -------      -------  -------  -------     -------

------------
 + Commencement of operations.
 * Annualized.
 # Aggregate total investment return.
** Total investment returns exclude the effects of sales loads.

                                                                 CLASS C                             CLASS D
                                              --------------------------------------  ------------------------------------
                                                FOR THE YEAR       FOR THE PERIOD         FOR THE YEAR     FOR THE PERIOD
                                               ENDED JULY 31,     OCTOBER 21, 1994+     ENDED JULY 31,   OCTOBER 21, 1994+
                                              -----------------     TO JULY 31,       -----------------      TO JULY 31,
                                               1997       1996          1995            1997       1996         1995
                                              ------     ------   ------------------   -----------     --------------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $10.36     $10.30            $9.89             $10.36     $10.29         $9.89
                                              ------     ------          -------             ------     ------       -------
Investment income--net.....................      .47        .49              .40                .52        .55           .46
Realized and unrealized gain on
  investments--net.........................      .47        .09              .42                .46        .10           .41
                                              ------     ------          -------             ------     ------       -------
Total from investment operations...........      .94        .58              .82                .98        .65           .87
                                              ------     ------          -------             ------     ------       -------
Less dividends and distributions:
Investment income--net.....................     (.47)      (.49)            (.40)              (.52)      (.55)         (.46)
In excess of realized gain on
  investments--net.........................       --       (.03)            (.01)                --       (.03)         (.01)
                                              ------     ------          -------             ------     ------       -------
Total dividends and distributions..........     (.47)      (.52)            (.41)              (.52)      (.58)         (.47)
                                              ------     ------          -------             ------     ------       -------
Net asset value, end of period.............   $10.83     $10.36           $10.30             $10.82     $10.36        $10.29
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........     9.29%      5.76%            8.44%#             9.75%      6.42%         8.91%#
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------
RATIOS TO AVERAGE NET ASSETS:

Expenses, net of reimbursement.............     1.42%      1.15%             .80%*              .90%       .61%          .23%*
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------
Expenses...................................     1.95%      2.03%            2.27%*             1.44%      1.51%         1.74%*
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------
Investment income--net.....................     4.45%      4.67%            5.20%*             4.97%      5.21%         5.80%*
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...   $1,082       $712             $164             $2,699     $2,110        $1,569
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------
Portfolio turnover.........................    40.53%     63.02%           28.16%             40.53%     63.02%        28.16%
                                              ------     ------          -------             ------     ------       -------
                                              ------     ------          -------             ------     ------       -------



                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest in a portfolio of securities consisting primarily of long-term obligations issued by or on behalf of the State of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and New Mexico income taxes. Obligations exempt from Federal income taxes are referred to herein as 'Municipal Bonds' and obligations exempt from both Federal and New Mexico income taxes are referred to as 'New Mexico Municipal Bonds.' Unless otherwise indicated, references to Municipal Bonds shall be deemed to include New Mexico Municipal Bonds. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in New Mexico Municipal Bonds. The investment objective of the Fund as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without shareholder approval. At times, the Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.



     Municipal Bonds may include several types of bonds. The Fund may also invest in variable rate demand obligations ('VRDOs'). The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the Municipal Bonds purchased by the Fund primarily will be what are commonly referred to as 'investment grade' securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ('Moody's') (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Services ('Standard & Poor's') (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ('Fitch') (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered 'investment grade,' have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II--'Ratings of Municipal Bonds' in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below 'investment grade' subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.



     The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch, or which in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as 'high yield' or 'junk' bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See 'Investment Objective and Policies' in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in 'high yield' or 'junk' bonds and Appendix II--'Ratings of Municipal Bonds' in the Statement of Additional

Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution.

     The Fund's investments may also include VRDOs and VRDOs in the form of participation interests ('Participating VRDOs') in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of a default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Fund ordinarily does not intend to realize investment income not exempt from Federal and New Mexico income taxes. However, to the extent that suitable New Mexico Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not New Mexico, taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ('Non-Municipal Tax-Exempt Securities'). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the '1940 Act'). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more long-term municipal securities.


     Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in New Mexico Municipal Bonds. For temporary defensive periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as 'Temporary Investments'), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest also will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through

A-3 for VRDOs and commercial paper

(as determined by Standard & Poor's), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as 'private activity bonds' (in general, bonds that benefit non-governmental entities), may be subject to a Federal alternative minimum tax. The percentage of the Fund's net assets invested in 'private activity bonds' will vary during the year. See 'Distributions and Taxes.' In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The Fund's hedging strategies, which are described in more detail under 'Financial Futures Transactions and Options,' are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.


POTENTIAL BENEFITS

     Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal and New Mexico income taxes by investing in a professionally managed portfolio consisting primarily of long-term New Mexico Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in the Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs, and in the case of certain classes of shares, account maintenance and distribution fees.

SPECIAL AND RISK CONSIDERATIONS RELATING TO MUNICIPAL BONDS


     The risks and special considerations involved in investments in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular investment. Certain instruments in which the Fund may invest may be characterized as derivative securities. See 'Description of Municipal Bonds' and 'Financial Futures Transactions and Options.'



     Moreover, the Fund ordinarily will invest at least 65% of its total assets in New Mexico Municipal Bonds, and therefore it is more susceptible to factors and conditions adversely affecting issuers of New Mexico Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New Mexico Municipal Bonds to this degree. For the current fiscal year, the New Mexico General Fund stands at a substantial surplus in relation to budgeted expenditures. Employment, per capita personal income and the overall economy are growing slowly, although mining is below earlier levels and reductions in federal spending associated with the end of the Cold War have adversely affected various national laboratories and military installations in the State.



     The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the New Mexico Municipal Bonds or Municipal Bonds in which the Fund invests.

     The Manager does not believe that the current economic conditions in New Mexico or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality New Mexico Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality New Mexico Municipal Bonds. See 'Description of Municipal Bonds' in the Statement of Additional Information and see also Appendix I, 'Economic and Financial Information Concerning New Mexico' in the Statement of Additional Information.


DESCRIPTION OF MUNICIPAL BONDS


     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (such as water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds if the interest paid thereon is excluded from gross income for purposes of Federal income taxation, and, as New Mexico Municipal Bonds if the interest thereon is exempt from Federal and New Mexico income taxes, even though such bonds may be 'private activity bonds' as discussed below.



     The two principal classifications of Municipal Bonds are 'general obligation' bonds and 'revenue' bonds which latter category includes industrial development bonds ('IDBs') and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.


     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.


     The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds are generally not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, governmental regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may also invest in so-called 'moral obligation' bonds, which are normally issued by special purpose authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation of the state or municipality in question.

     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called 'inverse floating obligations' or 'residual interest bonds' on which the interest rates typically decline as market rates increase and increase as market rates decline. The Fund's return on such types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'non-appropriation' clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'non-appropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


     The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with other longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity would be in excess of ten years.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

CALL RIGHTS

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a 'Call Right'). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ('financial futures contracts') solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Recent legislation has created new categories of capital gains taxable at different rates, which the Fund may be able to pass through to shareholders. See 'Distributions and Taxes--Taxes.'


     The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to

U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ('GNMA') Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Utilization of futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission ('CFTC'), the futures trading activities described herein will not result in the Fund being deemed to be a 'commodity pool,' as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


     Although certain risks are involved in options and futures transactions, the Manager believes that, because the Fund will engage in futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions. The Fund must meet certain Federal income tax requirements under the Internal Revenue Code of 1986, as amended (the 'Code'), in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. This requirement will no longer apply to the Fund after its fiscal year ending July 31, 1998. Additionally, the Fund is required to meet certain diversification requirements under the Code.


     The liquidity of a secondary market in a futures contract may be adversely affected by 'daily price fluctuation limits' established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

REPURCHASE AGREEMENTS

     As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% of the Fund's total assets. In the event of a default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

INVESTMENT RESTRICTIONS

     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.


     As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.



     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, the Fund's investments will be limited so as to qualify as a 'regulated investment company' for purposes of the Code. See 'Distributions and Taxes--Taxes.' To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as 'diversified' under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     Investors are referred to the Statement of Additional Information for a complete description of the Fund's investment restrictions.

                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not 'interested persons' of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

     The Trustees are:


     ARTHUR ZEIKEL*--President of the Manager and its affiliate, MLAM; President and Director of Princeton Services, Inc. ('Princeton Services') and Executive Vice President of ML & Co.


     JAMES H. BODURTHA--Director and Executive Vice President, The China Business Group, Inc.


     HERBERT I. LONDON--John M. Olin Professor of Humanities, New York
University.


     ROBERT R. MARTIN--Former Chairman, Kinnard Investments, Inc.

     JOSEPH L. MAY--Attorney in private practice.

     ANDRE F. PEROLD--Professor, Harvard Business School.
------------------------
* Interested person, as defined in the 1940 Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS



     The Manager, which is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company, acts as the manager for the Fund and provides the Fund with management services. The Manager or MLAM acts as the investment adviser for over 140 registered investment companies and provides investment advisory services to individual and institutional accounts. As of October 31, 1997, the Manager and MLAM had a total of approximately $271.9 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

     Robert D. Sneeden is the Portfolio Manager of the Fund and has been responsible for the day-to-day management of the Fund's investment portfolio since June 1997. He has been an Assistant Vice President of MLAM since June 1994. Prior to that he was a Vice President with Lehman Brothers Inc. from 1990 to 1994.



     Pursuant to the management agreement between the Manager and the Trust on behalf of the Fund (the 'Management Agreement'), the Manager is entitled to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended July 31, 1997, the fee payable by the Fund to the Manager was $120,031 (based on average daily net assets of approximately $21.8 million), of which $112,203 was voluntarily waived.



     The Management Agreement obligates the Trust on behalf of the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended July 31, 1997, the Fund reimbursed the Manager $32,909 for accounting services. For the fiscal year ended July 31, 1997, the ratio of total expenses to average net assets was 1.33% for Class A shares, 1.84% for Class B shares, 1.95% for Class C shares and 1.44% for Class D shares.


CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


TRANSFER AGENCY SERVICES


     The Transfer Agent, which is a subsidiary of ML & Co., acts as the Trust's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the 'Transfer Agency Agreement'). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term 'account' includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended July 31, 1997, the total fee paid by the Fund to the Transfer Agent was $9,789 pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of each of the Manager, MLAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(Service Mark) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the 'NYSE') (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Trust or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Trust. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(Service Mark) System is set forth under 'Merrill Lynch Select Pricing(Service Mark) System' on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See 'Distribution Plans' below. Each class has different exchange privileges. See 'Shareholder Services--Exchange Privilege.'



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(Service Mark)

System.


                                                      ACCOUNT
                                                    MAINTENANCE    DISTRIBUTION
   CLASS                SALES CHARGE(1)                 FEE            FEE                CONVERSION FEATURE
   -----                ---------------                 ---            ---                ------------------
     A            Maximum 4.00% initial sales          No             No                          No
                         charge(2)(3)
     B        CDSC for a period of four years, at    0.25%           0.25%           B shares convert to D shares
                a rate of 4.0% during the first                                    automatically after approximately
               year, decreasing 1.0% annually to                                             ten years(5)
                            0.0%(4)
     C             1.0% CDSC for one year(6)         0.25%           0.35%                        No
     D            Maximum 4.00% initial sales        0.10%            No                          No
                           charge(3)

------------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

                                            (Footnotes continued on next page)
                                       22

(Footnotes continued from previous page)

(2) Offered only to eligible investors. See 'Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors.'


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs.


(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                SALES CHARGE      SALES CHARGE          DISCOUNT TO
                                                               AS PERCENTAGE     AS PERCENTAGE*       SELECTED DEALERS
                                                                OF OFFERING        OF THE NET       AS PERCENTAGE OF THE
AMOUNT OF PURCHASE                                                 PRICE         AMOUNT INVESTED       OFFERING PRICE
------------------------------------------------------------   --------------    ---------------    --------------------
Less than $25,000...........................................        4.00%              4.17%                3.75%
$25,000 but less than $50,000...............................        3.75               3.90                 3.50
$50,000 but less than $100,000..............................        3.25               3.36                 3.00
$100,000 but less than $250,000.............................        2.50               2.56                 2.25
$250,000 but less than $1,000,000...........................        1.50               1.52                 1.25
$1,000,000 and over**.......................................        0.00               0.00                 0.00

------------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of the redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended. For the fiscal year ended July 31, 1997, the Fund sold 141,231 Class

A shares for aggregate net proceeds of $1,483,036. The gross sales charges for the sale of Class A shares of the Fund for the year were $2,518, of which $199 and $2,319 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended July 31, 1997, the Fund sold 44,220 Class D shares for aggregate net proceeds of $462,121. The gross sales charges for the sale of Class D shares of the Fund for the year were $8,756, of which $765 and $7,991 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Trust. Certain persons who acquire shares of MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under 'Eligible Class A Investors.' See 'Shareholder Services--Fee-Based Programs.'




     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(Service Mark) Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of Common Stock, pursuant to tender offers conducted by those funds.


     Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See 'Conversion of Class B Shares to Class D Shares' below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed below under 'Distribution Plans.'



     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See 'Distribution Plans' below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See 'Limitations on the Payment of Deferred Sales Charges' below. The proceeds from the ongoing account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under 'Shareholder Services--Exchange Privilege' will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the Class B CDSC:

                                                                                   CDSC AS A
                                                                                 PERCENTAGE OF
                                                                                 DOLLAR AMOUNT

YEAR SINCE PURCHASE PAYMENT MADE                                               SUBJECT TO CHARGE
--------------------------------                                               -----------------
0-1.........................................................................      4.0%
1-2.........................................................................      3.0%
2-3.........................................................................      2.0%
3-4.........................................................................      1.0%
4 and thereafter............................................................      None


For the fiscal year ended July 31, 1997, the Distributor received CDSCs of $58,462 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived for any Class B shares which are purchased within qualifying Employee Access(Service Mark) Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See 'Shareholder Services--Fee-Based Programs.'



     Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended July 31, 1997, the Distributor received CDSCs of $64 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. The Class C CDSC may be waived in connection with certain fee-based programs. See 'Shareholder Services--Fee-Based Programs.'



     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     Conversion of Class B Shares to Class D Shares. After approximately ten years (the 'Conversion Period'), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the 'Conversion Date') on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.



     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.




     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.



     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



     The Conversion Period also may be modified for investors who participate in certain fee-based programs. See 'Shareholder Services--Fee-Based Programs.'


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a 'Distribution Plan') with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.


     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended July 31, 1997, the Fund paid the Distributor $69,591 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $13.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1997, the Fund paid the Distributor $5,338 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $0.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1997, the Fund paid the Distributor $2,293 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $2.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a 'fully allocated accrual' basis and quarterly on a 'direct expense and revenue/cash' basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and market expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.


     As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $334,000 (2.25% of Class B net assets at that date). As of July 31, 1997, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $75,156 (0.64% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $1,000 (0.12% of Class C net assets at that date). As of July 31, 1997, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $3,759 (0.35% of Class C net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the 'voluntary maximum') in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payments in excess of the amount payable under the NASD formula will not be made.


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under 'Deferred Sales Charge Alternatives--Class B and Class Shares--Conversion of Class B Shares to Class D Shares.'


                              REDEMPTION OF SHARES


     The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


REDEMPTION


     A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an 'eligible guarantor institution' as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE


     The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m. New York time) on the day received and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the NYSE, on the same day. Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.



     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.


     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES


     The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below, and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.


INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.



EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(Service Mark) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.


     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is 'tacked' to the holding period for the newly acquired shares of the other fund.


     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.


     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see 'Shareholder Services--Exchange Privilege' in the Statement of Additional Information.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed monthly. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS


     A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a shareholder whose shares are held within a CMA(Registered) or CBA(Registered) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered) or CBA(Registered) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares' and '--Contingent Deferred Sales Charges--Class C Shares.' Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See 'Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares.'


AUTOMATIC INVESTMENT PLANS

     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Alternatively, investors who maintain CMA(Registered) or CBA(Registered) accounts may arrange to have periodic investments made in the Fund in their CMA(Registered) or CBA(Registered) account or in certain related accounts in amounts of $100 or more through the CMA(Registered) or CBA(Registered) Automated Investment Program.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a 'Program'), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. In addition, the Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. An affiliated person of the Trust may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.


                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


     The net investment income of the Fund is declared as dividends prior to the determination of the net asset value, which is calculated 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the 'payment date' unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.



     All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares unless the shareholder elects to receive such distributions in cash.



     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See 'Additional Information--Determination of Net Asset Value.'

     See 'Shareholder Services' for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES


     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ('RICs') under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.



     To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the 'shareholders') are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as 'exempt-interest dividends' by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. The portion of such exempt-interest dividends paid from interest received by the Fund from New Mexico Municipal Bonds also will be exempt from New Mexico personal and corporate income taxes. Shareholders subject to income taxation by states other than New Mexico will realize a lower after-tax rate of return than New Mexico shareholders, since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New Mexico income tax. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or New Mexico income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be 'substantial users' (or 'related persons' of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisors before purchasing Fund shares. Holders should consult their own tax advisors regarding collateral New Mexico income tax consequences relating to the ownership of shares of the Fund, including, but not limited to, the inclusion of tax-exempt income attributable to ownership of shares in 'modified gross income,' as that term is used in the New Mexico Income Tax Act, as amended, for purposes of determining eligibility for and the amount of various New Mexico credits and rebates.

     Shares of the Fund will not be subject to the New Mexico personal property tax.


     Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may also be subject to state taxes in states other than New Mexico and may be subject to local taxes in other states. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and to the holding of shares in the Fund.



     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ('ordinary income dividends'), such distributions are considered ordinary income for Federal and New Mexico income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ('capital gain dividends') are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New Mexico income tax purposes, are treated as capital gains which are taxed at ordinary income rates. Recent legislation creates additional categories of capital gains taxable at different rates. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.



     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain 'private activity bonds' issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of 'tax preference,' which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such 'private activity bonds,' and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's 'adjusted current earnings,' which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New Mexico tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable New Mexico income tax laws. The Code and the Treasury regulations, as well as the New Mexico tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.



                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return, yield and tax-equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax-equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding. Aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A or Class D shares or waiver of the CDSC in the case of Class B shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See 'Purchase of Shares.' The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.



     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended July 31, 1997 was 4.39% for Class A shares, 4.08% for Class B shares, 3.97% for Class C shares and 4.30% for Class D shares, and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 6.10% for Class A shares, 5.67% for Class B shares, 5.51% for Class C shares and 5.97% for Class D shares. The yield without voluntary reimbursement for the 30-day period would have been 3.96% for Class A shares, 3.63% for Class B shares, 3.53% for Class C shares and 3.87% for Class D shares with a tax equivalent yield of 5.50% for Class A shares, 5.04% for Class B shares, 4.90% for Class C shares and 5.38% for Class D shares.


     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ('Morningstar') and CDA Investment Technology, Inc., or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.


     The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class

D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE TRUST


     The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from 'Merrill Lynch Multi-State Tax-Exempt Series Trust' to 'Merrill Lynch Multi-State Municipal Bond Series Trust,' and on December 22, 1987 the Trust again changed its name to 'Merrill Lynch Multi-State Municipal Series Trust.' The Trust is an open-end management investment company comprised of separate series ('Series'), each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal, and, in certain cases, state and local income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses relating to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable. See 'Purchase of Shares.' The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.



     Shareholders are entitled to one vote for each full share and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Upon liquidation or dissolution of a Series, each issued and outstanding share of that Series is entitled to participate equally in dividends and distributions declared with respect to that Series and in net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully-paid and non-assessable by the Trust.

SHAREHOLDER REPORTS


     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

     Merrill Lynch Financial Data Services, Inc.
     P.O. Box 45289
     Jacksonville, FL 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this matter please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.
                            ------------------------
      The Declaration of Trust establishing the Trust, dated August 2, 1982, a copy of which together with all amendments thereto (the 'Declaration'), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name 'Merrill Lynch Multi-State Municipal Series Trust' refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim of the Trust, but the 'Trust Property' only shall be liable.

   MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 1)

--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

    I, being of legal age, wish to purchase: (choose one)
   / / Class A shares    / / Class B shares    / / Class C shares    / / Class D
shares

of Merrill Lynch New Mexico Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

    Basis for establishing an Investment Account:

        A. I enclose a check for $ ..... payable to Merrill Lynch Financial Data
    Services, Inc., as an initial investment (minimum
    $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

        B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1.  ......................................................  4.  ......................................................
2.  ......................................................  5.  ......................................................
3.  ......................................................  6.  ......................................................
Name..................................................................................................................
                          First Name                          Initial                          Last Name
Name of Co-Owner (if any).............................................................................................
                          First Name                          Initial                          Last Name
Address...............................................................................................................

 ..........................................................  Date......................................................
                                                (Zip Code)
Occupation................................................  Name and Address of Employer..............................

                                                            ..........................................................

                                                            ..........................................................

 ..........................................................  ..........................................................
                    Signature of Owner                                    Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)

--------------------------------------------------------------------------------

2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


  Ordinary Income Dividends                 Long-Term Capital Gains
  SELECT    / /  Reinvest                   SELECT    / /  Reinvest
   ONE:    / /  Cash                         ONE:    / /  Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: / / Check or / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch New Mexico Municipal Bond Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE):  / /  checking  / /  savings

Name on your account ...........................................................

Bank Name ......................................................................

Bank Number .........................   Account Number .........................

Bank Address ...................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor .........................................................

Signature of Depositor .........................   Date ........................

(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART
1)--(CONTINUED)

--------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                   ------------------------------------------
                   ------------------------------------------

            Social Security Number or Taxpayer Identification Number

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under 'Distributions and Taxes--Taxes') either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ('IRS') has notified me that I am no longer subject thereto.

    INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 ......................................  .......................................
          Signature of Owner                 Signature of Co-Owner (if any)

--------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                  .................. , 19 ......
                                                        Date of Initial Purchase

Dear Sir/Madam:

    Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch New Mexico Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

   / /  $25,000   / /  $50,000   / /  $100,000  / /  $250,000  / /  $1,000,000

    Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch New Mexico Municipal Bond Fund Prospectus.

    I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch New Mexico Municipal Bond Fund held as security.

By: ...................................  .......................................
          Signature of Owner                      Signature of Co-Owner
                                           (If registered in joint names, both
                                                       must sign)


    In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ..............................  (2) Name ..............................

Account Number ........................  Account Number ........................

--------------------------------------------------------------------------------
5. FOR DEALER ONLY

    Branch Office, Address, Stamp
|-                                 -|



|_                                 _|

This form, when completed, should be mailed to:

  Merrill Lynch New Mexico Municipal Bond Fund
  c/o Merrill Lynch Financial Data Services, Inc.
  P.O. Box 45289
  Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ...............................................................................
                            Dealer Name and Address

By:.............................................................................
                         Authorized Signature of Dealer

/ / /         / / / /                    ---------------------
Branch Code   F/C No.                    F/C Last Name

/ / /         / / / /
Dealer's Customer Account No.

MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------


1. ACCOUNT                                     ---------------------------------
REGISTRATION                                   ---------------------------------
(Please Print)                                     Social Security Number
Name of Owner  ............................... or Taxpayer Identification Number
               First Name  Initial   Name Last

Name of Co-Owner (if any)

 ..............................................
First Name        Initial            Last Name

Address ......................................

 ..............................................  Account Number .................
                              (Zip Code)        (if existing account)


--------------------------------------------------------------------------------


2. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)



MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A, / / Class B*, / / Class C* or / / Class D shares in Merrill Lynch New Mexico Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on _______________, or as soon as
possible thereafter.                           (month)






SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE): / / $_______________ of / / Class A, / / Class B*, / / Class C* or / / Class D
shares in the account.


SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check


    / / as indicated in Item 1.

    / / to the order of ........................................................

Mail to (check one)

    / / the address indicated in Item 1.

    / / Name (please print) ....................................................

Address  .......................................................................

         .......................................................................

Signature of Owner ...........................   Date ..........................

Signature of Co-Owner (if any)  ................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): / / checking / / savings

Name on your account ...........................................................

Bank Name ......................................................................

Bank Number .........................   Account Number .........................

Bank Address ...................................................................

             ...................................................................

Signature of Depositor .........................   Date ........................

Signature of Depositor .........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.


 *ANNUAL WITHDRAWAL CANNOT EXCEED 10% OF THE VALUE OF SHARES OF SUCH CLASS HELD IN THE ACCOUNT AT THE TIME THE ELECTION TO JOIN THE SYSTEMATIC WITHDRAWAL PLAN IS MADE.

MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

    I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ('ACH') debit on my checking account as described below each month to purchase: (choose one)

    / / Class A shares    / / Class B shares    / / Class C shares   / / Class D
shares

of Merrill Lynch New Mexico Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch New Mexico Municipal Bond Fund, as indicated below:

    Amount of each ACH debit $  ................................................

    Account number  ............................................................

Please date and invest ACH debits on the 20th of each month

beginning ___________________________________ or as soon thereafter as possible.
                       (Month)

    I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a check or debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 ......................................  .......................................
                 Date                            Signature of Depositor

                                         .......................................
                                                 Signature of Depositor
                                           (If joint account, both must sign)

                       AUTHORIZATION TO HONOR ACH DEBITS
                     DRAWN BY MERRILL LYNCH FINANCIAL DATA

                                 SERVICES, INC.

To  ....................................................................... Bank
                              (Investor's Bank)

Bank Address  ..................................................................

City  ............ State  ............ Zip Code  ...............................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 ......................................  .......................................
                 Date                            Signature of Depositor

 ......................................  .......................................
          Bank Account Number                    Signature of Depositor
                                           (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road

                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            ------------------------
                               TABLE OF CONTENTS


                                                  PAGE
                                                  ----
Fee Table......................................     2
Merrill Lynch Select Pricing(Service Mark)

  System.......................................     3
Financial Highlights...........................     8
Investment Objective and Policies..............    10
  Potential Benefits...........................    12
  Special and Risk Considerations Relating to
    Municipal Bonds............................    12
  Description of Municipal Bonds...............    13
  Call Rights..................................    15
  When-Issued Securities and Delayed Delivery
    Transactions...............................    15
  Financial Futures Transactions and Options...    15
  Repurchase Agreements........................    18
  Investment Restrictions......................    18
Management of the Trust........................    19
  Trustees.....................................    19
  Management and Advisory Arrangements.........    19
  Code of Ethics...............................    20
  Transfer Agency Services.....................    20
Purchase of Shares.............................    21
  Initial Sales Charge Alternatives--Class A
    and Class D Shares.........................    23
  Deferred Sales Charge Alternatives--Class B
    and Class C Shares.........................    24
  Distribution Plans...........................    27
  Limitations on the Payment of Deferred Sales
    Charges....................................    29
Redemption of Shares...........................    29
  Redemption...................................    29
  Repurchase...................................    30
  Reinstatement Privilege--Class A and Class D
    Shares.....................................    30
Shareholder Services...........................    31
  Investment Account...........................    31
  Exchange Privilege...........................    31
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions................    32
  Systematic Withdrawal Plans..................    33
  Automatic Investment Plans...................    33
  Fee-Based Programs...........................    33
Portfolio Transactions.........................    34
Distributions and Taxes........................    34
  Distributions................................    34
  Taxes........................................    35
Performance Data...............................    37
Additional Information.........................    38
  Determination of Net Asset Value.............    38
  Organization of the Trust....................    39
  Shareholder Reports..........................    40
  Shareholder Inquiries........................    40
Authorization Form.............................    41

                                    Code # 18034-1197



[Logo]  Merrill Lynch
Merrill Lynch
New Mexico Municipal
Bond Fund

Merrill Lynch Multi-State
Municipal Series Trust

PROSPECTUS


November 14, 1997
Distributor:
Merrill Lynch
Funds Distributor, Inc.
This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION
                  MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------


     Merrill Lynch New Mexico Municipal Bond Fund (the 'Fund') is a series of Merrill Lynch Multi-State Municipal Series Trust (the 'Trust'), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management. The Fund invests primarily in a portfolio of long-term, investment grade obligations issued by or on behalf of the State of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and New Mexico income taxes ('New Mexico Municipal Bonds'). There can be no assurance that the investment objective of the Fund will be realized.


     Pursuant to the Merrill Lynch Select Pricing(Service Mark) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(Service Mark) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------



     The Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 14, 1997 (the 'Prospectus'), which has been filed with the Securities and Exchange Commission (the 'Commission') and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                            ------------------------

                         FUND ASSET MANAGEMENT--MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                            ------------------------


   The date of this Statement of Additional Information is November 14, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and New Mexico personal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term obligations issued by or on behalf of the State of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and New Mexico income taxes. Obligations exempt from Federal income taxes are referred to herein as 'Municipal Bonds' and obligations exempt from both Federal and New Mexico income taxes are referred to as 'New Mexico Municipal Bonds.' Unless otherwise indicated, references to Municipal Bonds shall be deemed to include New Mexico Municipal Bonds. The Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of its total assets invested in New Mexico Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to 'Investment Objective and Policies' in the Prospectus for a discussion of the investment objective and policies of the Fund.



     Municipal Bonds may include general obligation bonds of the State and its political subdivisions, revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be primarily what are commonly referred to as 'investment grade' securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ('Moody's') (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Services ('Standard & Poor's') (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ('Fitch') (currently AAA, AA, A and
BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the manager of the Fund, Fund Asset Management, L.P. (the 'Manager'), to other obligations in which the Fund may invest.



     The Fund ordinarily does not intend to realize investment income not exempt from Federal and New Mexico income taxes. However, to the extent that suitable New Mexico Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal but not New Mexico taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ('Non-Municipal Tax-Exempt Securities'). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent permitted by applicable law. Other Non-Municipal Tax-Exempt Securities also could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities.



     Except when acceptable securities are unavailable as determined by the Manager, the Fund, under normal circumstances, will invest at least 65% of its total assets in New Mexico Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as 'Temporary Investments'), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Fund at all times will have at least 80% of its net assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as 'private activity bonds' (in general bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See 'Distributions and Taxes.' In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund set forth in this paragraph is a fundamental policy of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.


     Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligations generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.


     The Fund may invest in Municipal Bonds (and Non-Municipal Tax- Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called 'inverse floating obligations' or 'residual interest bonds' on which the interest rates typically decline as market rates increase and increase as market rates decline. For example, to the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.


     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a 'Call Right'). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.


     The Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ('high yield securities'). See Appendix II--'Ratings of Municipal Bonds' for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.


     High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers or obligors generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

     Set forth below is a description of the Municipal Bonds and Temporary Investments in which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under 'Investment Objective and Policies' in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in Appendix II to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS


     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities,

refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and, in the case of New Mexico Municipal Bonds, exempt from New Mexico income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.


     The two principal classifications of Municipal Bonds are 'general obligation' bonds and 'revenue' bonds which latter category includes industrial development bonds ('IDBs') and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as payments from the user of the facility being financed. IDBs and private activity bonds are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal of and interest on such bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished. The Fund also may invest in 'moral obligation' bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to the guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board of Trustees, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the general conditions of the Municipal Bond market, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

DESCRIPTION OF TEMPORARY INVESTMENTS


     The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under 'Investment Objective and Policies.' The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.


     Variable rate demand obligations ('VRDOs') are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are set at a rate determined by the remarketing agent or based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax- exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.


     The Fund also may invest in VRDOs in the form of participation interests ('Participating VRDOs') in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days therefore will be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determination.


     The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-1 through A-3 by Standard & Poor's, Prime-1 through Prime-3 by Moody's or F-1 through F-3 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least A by Standard & Poor's, Moody's or Fitch. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1/A-1 through SP-2/A-3 by Standard & Poor's, MIG-1/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1 through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ('FDIC'), except that up to 10% of total assets may be invested in certificates of deposit of small institutions if such certificates are insured fully by the FDIC.


REPURCHASE AGREEMENTS

     The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.


     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities 'sold.' Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sale contracts is less certain.



FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     Reference is made to the discussion concerning futures transactions under 'Investment Objective and Policies' in the Prospectus. Set forth below is additional information concerning these transactions.

     As described in the Prospectus, the Fund may purchase and sell exchange traded financial futures contracts ('financial futures contracts') to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options will be in accordance with the Fund's investment policies and limitations. See 'Investment Objective and Policies--Investment Restrictions' in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

     Description of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated 'contracts markets' by the Commodity Futures Trading Commission ('CFTC').

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as 'initial margin' and represents a 'good faith' deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called 'variation margin,' are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as 'marking to market.' At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     The Fund may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ('CBT') and The Bond Buyer (the 'Municipal Bond Index'). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligations bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which also is responsible for handling daily accounting of deposits or withdrawals of margin.


     As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ('GNMA') Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.



     Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.


     Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in
the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

     When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds, resulting from an increase in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Futures Contracts. The Fund also may purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract on which it is based, or on the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of options on a futures contract is analogous to the purchase of protective put options on portfolio securities. The Fund will purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                            ------------------------

     The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the '1940 Act'), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Trust and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a 'senior security' other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a 'senior security' under the 1940 Act.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non- hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not offset completely by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.


     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the Municipal Bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of the Municipal Bonds held by the Fund may be greater.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.


     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the option purchased.

     Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than that in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

          1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transaction and similar investment strategies.

          7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the 'Securities Act'), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
     Section 12(d)(1)(F) or (G) (the 'fund of funds' provisions) of the 1940 Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales 'against the box.'



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law.




          d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.



     In addition, to comply with Federal income tax requirements for qualification as a 'regulated investment company,' the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal income tax requirements.


     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') with the Trust, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See 'Portfolio Transactions.' An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     Information about the Trustees and executive officers of the Trust and the portfolio manager of the Fund, including their ages and principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of the portfolio manager and of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.




     ARTHUR ZEIKEL (65)--President and Trustee(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ('MLAM') (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ('Princeton Services') since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ('ML & Co.') since 1990.



     JAMES H. BODURTHA (53)--Trustee(2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.



     HERBERT I. LONDON (58)--Trustee(2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.



     ROBERT R. MARTIN (70)--Trustee(2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979;

Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.


     JOSEPH L. MAY (68)--Trustee(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.



     ANDRE F. PEROLD (45)--Trustee(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate

Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.



     TERRY K. GLENN (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor Inc. ('MLFD' or the 'Distributor') since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     VINCENT R. GIORDANO (53)--Senior Vice President(1)(2)--Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.



     KENNETH A. JACOB (46)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Manager since 1984.



     ROBERT D. SNEEDEN (44)--Vice President and Portfolio Manager of the Fund(1)(2)--Assistant Vice President of MLAM since 1994. Vice President of Lehman Brothers Inc. from 1990 to 1994.



     DONALD C. BURKE (37)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.



     GERALD M. RICHARD (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.



     ROBERT E. PUTNEY, III (37)--Secretary(1)(2)--Director (Legal Advisory) of MLAM since 1997; Vice President of MLAM from 1994 to 1997; Attorney employed by MLAM from 1991 to 1994; Attorney in private practice prior thereto.

------------------
(1) Interested person, as defined in the 1940 Act, of the Trust.

(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.




At November 1, 1997, the Trustees and officers of the Trust as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Trust, and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


     The Trust pays each Trustee not affiliated with the Manager (each a 'non-affiliated Trustee') a fee of $10,000 per year plus $1,000 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Trust also compensates members of its Audit and Nominating Committee (the 'Committee') which consists of all the non-affiliated Trustees, a fee of $2,000 per year plus $500 per

Committee meeting attended. The Trust reimburses each non-affiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the fiscal year ended July 31, 1997, fees and expenses paid to non-affiliated Trustees which were allocated to the Fund aggregated $1,049.



     The following table sets forth for the fiscal year ended July 31, 1997, compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies (including the Trust) advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Trustees:



                                                                             PENSION OR          AGGREGATE COMPENSATION
                                                                         RETIREMENT BENEFITS      FROM TRUST AND OTHER
NAME OF                                                  COMPENSATION      ACCRUED AS PART          FAM/MLAM ADVISED
TRUSTEE                                                   FROM FUND      OF TRUST'S EXPENSES    FUNDS PAID TO TRUSTEE(1)
-------                                                  ------------    -------------------    ------------------------
James H. Bodurtha.....................................       $226                None                   $148,500
Herbert I. London.....................................       $226                None                   $148,500
Robert R. Martin......................................       $226                None                   $148,500
Joseph L. May.........................................       $226                None                   $148,500
Andre F. Perold.......................................       $226                None                   $148,500



------------------

(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to 'Management of the Trust--Management and Advisory Arrangements' in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If the Manager or its affiliates purchase or sell securities for the Fund or other funds for which they act as manager or for their advisory clients and such sales or purchases arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     Pursuant to a management agreement between the Trust on behalf of the Fund and the Manager (the 'Management Agreement'), the Manager receives for its services to the Fund monthly compensation based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal years ended July 31, 1995 and 1996, the total advisory fees payable by the Fund to the Manager were $103,271 and $125,811 respectively, all of which were voluntarily waived. For the fiscal year ended July 31, 1997, the total advisory fees payable by the Fund to the Manager were $120,031, of which $112,203 was voluntarily waived.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the

Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ('Series'). Expenses that will be borne directly by the Series include, among other things, redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and as additional Series are added to the Trust, the organizational expenses are allocated among the Series (including the Fund) in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal years ended July 31, 1995, 1996 and 1997, the Fund reimbursed the Manager $24,542, $55,886 and $32,909, respectively, for accounting services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with account maintenance and the distribution of Class B and Class C shares will be financed by the Fund pursuant to the Distribution Plan in compliance with Rule 12b-1 under the 1940 Act. See 'Purchase of Shares-- Distribution Plans.'


     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are 'controlling persons' of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.


                               PURCHASE OF SHARES

     Reference is made to 'Purchase of Shares' in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System; shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See 'Shareholder Services--Exchange Privilege.'



     The Merrill Lynch Select Pricing(Service Mark) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Manager. Funds advised by MLAM or the Manager that utilize the Merrill Lynch Select Pricing(Service Mark) System are referred to herein as 'MLAM-advised mutual funds.'


     The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the 'Distribution Agreements'). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1995 were $19,965, of which the Distributor received $2,322 and Merrill Lynch received $17,643. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1996 were $2,110, of which the Distributor received $179 and Merrill Lynch received $1,931. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1997 were $2,518, of which the Distributor received $199 and Merrill Lynch received $2,319. For the fiscal years ended July 31, 1995, 1996 and 1997, the Distributor received no contingent deferred sales charges ('CDSCs') with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to July 31, 1995 were $21,134, of which the Distributor received $3,264 and Merrill Lynch received $17,870. The gross sales charges for the sale of Class D shares for the fiscal year ended July 31, 1996 were $8,433, of which the Distributor received $661 and Merrill Lynch received $7,772. The gross sales charges for the sale of Class D shares for the fiscal year ended July 31, 1997 were $8,756, of which the Distributor received $765 and Merrill Lynch received $7,991. For the period October 21, 1994 (commencement of operations) to July 31, 1995 and for the fiscal years ended July 31, 1996 and 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     The term 'purchase,' as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term 'purchase' also includes purchases by any 'company,' as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Closed-End Investment Option. Class A shares of the Fund and certain other MLAM-advised mutual funds ('Eligible Class A shares') are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ('Eligible Class D shares'), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an 'eligible fund') must sell his or her shares of common stock of the eligible fund (the 'eligible shares') back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.



     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant, record keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Employee Access(Service Mark) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(Service Mark) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     TMA(Service Mark) Managed Trusts. Class A shares are offered at net asset value to TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.


     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term 'subsidiaries,' when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at the net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ('notice'), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.




     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under 'Investment Objective and Policies' herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS


     Reference is made to 'Purchase of Shares--Distribution Plans' in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a 'Distribution Plan') with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution

Plan remains in effect, the selection and nomination of Trustees who are not 'interested persons' of the Trust, as defined in the 1940 Act (the 'Independent Trustees'), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the 'NASD') imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the 'voluntary maximum') in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of July 31, 1997 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.




                                                                  DATA CALCULATED AS OF JULY 31, 1997
                                      -------------------------------------------------------------------------------------------
                                                                            (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                  ALLOWABLE    ALLOWABLE                  AMOUNTS                       FEE AT
                                      ELIGIBLE    AGGREGATE   INTEREST ON   MAXIMUM      PREVIOUSLY      AGGREGATE     CURRENT
                                        GROSS       SALES       UNPAID      AMOUNT        PAID TO         UNPAID      NET ASSET
                                      SALES (1)    CHARGES    BALANCE (2)   PAYABLE   DISTRIBUTOR (3)     BALANCE     LEVEL (4)
                                      ---------   ---------   -----------   -------   ----------------   ---------   ------------
CLASS B SHARES, FOR THE PERIOD MAY
  6, 1994 (COMMENCEMENT OF
  OPERATIONS) TO JULY 31, 1997:
Under NASD Rule as Adopted..........   $16,126      $1,008        $229      $1,237          $232           $1,005         $29
Under Distributor's Voluntary
  Waiver............................   $16,126      $1,008         $81      $1,089          $232             $857         $29
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT OF
  OPERATIONS) TO JULY 31, 1997:
Under NASD Rule as Adopted..........    $1,097         $69          $7         $76            $5              $71          $4


------------------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See 'Purchase of Shares--Distribution Plans' in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(Service Mark)) Program (the 'MFA Program'). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to 'Redemption of Shares' in the Prospectus for certain information as to the redemption and repurchase of Fund shares.



     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.



     The value of shares at the time of the redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares,' while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including following the death or disability of a Class B shareholder. Redemptions for which the waiver applies, in case of such withdrawal, are any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1995, 1996 and 1997, the Distributor received CDSCs of $15,982, $43,949, and $58,462, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor during the fiscal year ended July 31, 1997, may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the period October 21, 1994 (commencement of operations) to July 31, 1995 and for the fiscal year ended July 31, 1996, the Distributor received no CDSCs with respect to redemptions of Class C shares. For the fiscal year ended July 31, 1997, the Distributor received CDSCs of $64 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


                             PORTFOLIO TRANSACTIONS

     Reference is made to 'Investment Objective and Policies' and 'Portfolio Transactions' in the Prospectus.


     Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter ('OTC') transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. For the fiscal years ended July 31, 1995, 1996 and 1997, the Fund engaged in no transactions pursuant to such order. Affiliated persons of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.



     The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue.


     The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described in the Prospectus, the Fund's annual portfolio turnover rate may be higher than that of other investment companies. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The portfolio turnover rates for the fiscal years ended July 31, 1996 and 1997 were 63.02%, and 40.53%, respectively.



     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.


                        DETERMINATION OF NET ASSET VALUE


     Reference is made to 'Additional Information--Determination of Net Asset Value' in the Prospectus for information concerning the determination of net asset value.



     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.


     The Municipal Bonds, and other portfolio securities in which the Fund invests are traded primarily in OTC municipal bond and money markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the 'yield equivalent' of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements will also show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealers. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Alternatively, investors who maintain CMA(Registered) or CBA(Registered) accounts may arrange to have periodic investments made in the Fund in their CMA(Registered) or CBA(Registered) account or in certain related accounts in amounts of $100 or more through the CMA(Registered) or CBA(Registered) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on or about the payment date.


     Shareholders may, at any time, notify Merrill Lynch in writing if their account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if their account is maintained with the Transfer Agent, that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, such instructions will be effected.


SYSTEMATIC WITHDRAWAL PLANS


     A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.



     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor.



     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares' and '--Contingent Deferred Sales Charges--Class C Shares' in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares' in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.



     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     Alternatively, a shareholder whose shares are held within a CMA(Registered) or CBA(Registered) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered) or CBA(Registered) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(Registered) or CBA(Registered) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(Registered) or CBA(Registered) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.


EXCHANGE PRIVILEGE



     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(Service Mark) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is 'tacked' to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.



     Exchanges of Class A or Class D shares outstanding ('outstanding Class A or Class D shares') for Class A or Class D shares of another MLAM-advised mutual fund ('new Class A or Class D shares') are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the 'sales charge previously paid' shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ('outstanding Class B or Class C shares') offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ('new Class B or Class C shares') on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is 'tacked' to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill

Lynch Special Value Fund ('Special Value Fund') after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by 'tacking' the two and a half-year holding period of the Fund's Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or

Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ('Institutional Fund') after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.


                            DISTRIBUTIONS AND TAXES


     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ('RICs') under the Internal Revenue Code of 1986, as amended (the 'Code'). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.


     As discussed in the Fund's Prospectus, the Trust has established other series in addition to the Fund (together with the Fund, the 'Series'). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Series level rather than at the Trust level.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.


     The Trust intends to qualify the Fund to pay 'exempt-interest dividends,' as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ('tax-exempt obligations') under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the 'shareholders'). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains, including new categories of capital gains, and tax preference items, discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal or New Mexico income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a 'substantial user' or 'related person' under Code Section 147(a) with respect to property financed with the proceeds of an issue of 'industrial development bonds' or 'private activity bonds,' if any, held by the Fund.



     The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from New Mexico Municipal Bonds will be exempt from New Mexico personal and corporate income taxes. Shareholders subject to income taxation in states other than New Mexico will realize a lower after-tax rate of return than New Mexico shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New Mexico income taxes. The Fund will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for New Mexico income tax purposes based on a method similar to that described above for Federal income tax purposes.



     Shares of the Fund will not be subject to the New Mexico personal property tax. Holders should consult their own tax advisors regarding collateral New Mexico income tax consequences relating to the ownership of shares of the Fund, including, but not limited to, the inclusion of tax-exempt income attributable to ownership of shares in 'modified gross income', as that term is used in the New Mexico Income Tax Act, as amended, for purposes of determining eligibility for and the amount of various New Mexico credits and rebates.



     Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may be subject to tax in states other than New Mexico and may be subject to local taxes in other states. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, the receipt of Fund dividends and as to their New Mexico tax situation in general.



     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ('ordinary income dividends'), such distributions are considered ordinary income for Federal and New Mexico income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ('capital gain dividends') are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New Mexico income tax purposes, are treated as capital gains that are taxed at ordinary income rates. Recent legislation creates additional categories of capital gains taxable at different rates. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.



     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specific date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain 'private activity bonds' issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of 'tax preference,' which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such 'private activity bonds,' and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's 'adjusted current earnings,' which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the

Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in high yield securities, as described in the Prospectus. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ('nontraditional instruments'). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.


TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS


     The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ('financial futures contracts'). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are 'Section 1256 contracts' will be 'marked to market' for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial
futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain 'straddles,' may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after its fiscal year ending July 31, 1998.


                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New Mexico tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable New Mexico tax laws. The Code and the Treasury regulations, as well as the New Mexico tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their own tax advisors regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.



                                PERFORMANCE DATA


     From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders.

From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return and yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.


     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                                       CLASS A SHARES                           CLASS B SHARES
                                        -----------------------------------------    --------------------------------------
                                                EXPRESSED       REDEEMABLE VALUE         EXPRESSED        REDEEMABLE VALUE
                                             AS A PERCENTAGE    OF A HYPOTHETICAL     AS A PERCENTAGE     OF A HYPOTHETICAL
                                              BASED ON A        $1,000 INVESTMENT       BASED ON A        $1,000 INVESTMENT
                                             HYPOTHETICAL          AT THE END          HYPOTHETICAL          AT THE END
                  PERIOD                  $1,000 INVESTMENT       OF THE PERIOD      $1,000 INVESTMENT      OF THE PERIOD
                  ------                --------------------    -----------------    -----------------    -----------------

                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                              (including maximum applicable sales charge)
One year ended July 31, 1997.........              5.46%            $1,054.60               5.30%             $1,053.00
Inception (May 6, 1994) to
  July 31, 1997......................              6.96%            $1,243.30               7.51%             $1,264.00

                                                                          ANNUAL TOTAL RETURN
                                                              (excluding maximum applicable sales charge)
Year ended July 31, 1997.............              9.86%            $1,098.60               9.30%             $1,093.00
Year ended July 31, 1996.............              6.53%            $1,065.30               5.98%             $1,059.80
Year ended July 31, 1995.............              6.65%            $1,066.50               6.11%             $1,061.10
Inception (May 6, 1994) to
  July 31, 1994......................              3.76%            $1,037.60               3.64%             $1,036.40
                                                                         AGGREGATE TOTAL RETURN
                                                              (including maximum applicable sales charge)
Inception (May 6, 1994) to
  July 31, 1997......................             24.33%            $1,243.30              26.40%             $1,264.00
                                                                                 YIELD
30 days ended July 31, 1997..........              4.39%                                    4.08%
                                                                         TAX EQUIVALENT YIELD*
30 days ended July 31, 1997..........              6.10%                                    5.67%


------------------
* Based on a Federal income tax rate of 28%.

                                                        CLASS C SHARES                           CLASS D SHARES
                                        -----------------------------------------    --------------------------------------

                                            EXPRESSED           REDEEMABLE VALUE         EXPRESSED        REDEEMABLE VALUE
                                         AS A PERCENTAGE        OF A HYPOTHETICAL     AS A PERCENTAGE     OF A HYPOTHETICAL
                                           BASED ON A           $1,000 INVESTMENT       BASED ON A        $1,000 INVESTMENT
                                          HYPOTHETICAL             AT THE END          HYPOTHETICAL          AT THE END
                  PERIOD                $1,000 INVESTMENT         OF THE PERIOD      $1,000 INVESTMENT      OF THE PERIOD
                  ------                --------------------    -----------------    -----------------    -----------------
                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                              (including maximum applicable sales charge)
One year ended July 31, 1997.........              8.29%            $1,082.90               5.36%             $1,053.60
Inception (October 21, 1994) to

  July 31, 1997......................              8.48%            $1,253.40               7.46%             $1,221.20

                                                                          ANNUAL TOTAL RETURN
                                                              (excluding maximum applicable sales charge)
Year ended July 31, 1997.............              9.29%            $1,092.90               9.75%             $1,097.50
Year ended July 31, 1996.............              5.76%            $1,057.60               6.42%             $1,064.20
Inception (October 21, 1994) to
  July 31, 1995......................              8.44%            $1,084.40               8.91%             $1,089.10
                                                                         AGGREGATE TOTAL RETURN
                                                              (including maximum applicable sales charge)
Inception (October 21, 1994) to
  July 31, 1997......................             25.34%            $1,253.40              22.12%             $1,221.20
                                                                                 YIELD
30 days ended July 31, 1997..........              3.97%                                    4.30%
                                                                         TAX EQUIVALENT YIELD*
30 days ended July 31, 1997..........              5.51%                                    5.97%


------------------
* Based on a Federal income tax rate of 28%.


     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under 'Purchase of Shares' and 'Redemption of Shares,' respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust provides that the Trust shall be comprised of separate Series each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund,

Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New York Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal

Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.



     All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares will have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses, as appropriate, being borne solely by such class. Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions declared with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meeting of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.



     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust or of the affected Series or class, as applicable.



     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.


     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased. Such organizational expenses include certain of the initial organizational expenses of the Trust which have been allocated to the Fund by the Trustees. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 1997 is calculated as set forth below.




                                                            CLASS A        CLASS B       CLASS C       CLASS D
                                                           ----------    -----------    ----------    ----------
Net Assets..............................................   $3,861,823    $11,703,165    $1,081,509    $2,699,427
                                                           ----------    -----------    ----------    ----------
                                                           ----------    -----------    ----------    ----------
Number of Shares Outstanding............................      356,866      1,081,380        99,883       249,457
                                                           ----------    -----------    ----------    ----------
                                                           ----------    -----------    ----------    ----------
Net Asset Value Per Share (net assets divided by number
  of shares outstanding)................................       $10.82         $10.82        $10.83        $10.82
Sales Charge (for Class A and Class D shares:
  4.00% of offering price; 4.17% of net asset value per
  share)*...............................................          .45             **            **           .45
                                                           ----------    -----------    ----------    ----------
Offering Price..........................................       $11.27         $10.82        $10.83        $11.27
                                                           ----------    -----------    ----------    ----------
                                                           ----------    -----------    ----------    ----------


------------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares' in the Prospectus and 'Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares' herein.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the Fund's assets. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See 'Management of the Trust--Transfer Agency Services' in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on July 31 of each year. The Trust sends to shareholders of the Fund at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and 1940 Act, to which reference is hereby made.

     The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the 'Declaration') is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name 'Merrill Lynch Multi-State Municipal Series Trust' refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person's private property for the satisfaction of any obligation or claim of the Trust but the 'Trust Property' only shall be liable.


     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares on November 1, 1997, except as set forth below:



                                        Percent of Shares
      Name and Address           Outstanding Owned Beneficially
-----------------------------    ------------------------------
Drummond Hadley Ttee in Trust                 9.94%
Under Drummond Hadley R.L.T.
c/o Donna Byers
335 N. Wilmot Rd. #300
Tucson, AZ 85711

                                   APPENDIX I
            ECONOMIC AND FINANCIAL INFORMATION CONCERNING NEW MEXICO

     The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     The State, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,365 square miles. The State's terrain varies widely and incorporates six of the seven life zones between its northern mountains and its arid southern plains.

     The State's climate is characterized by sunshine and warm bright skies in both winter and summer. Every part of the State receives no less than 70% sunshine year-round. Humidities range from 60% (mornings) to 30% (afternoons). Evenings are crisp and cool in all seasons because of low humidity.

     The State has a semiarid subtropical climate with light precipitation. Thunderstorms in July and August bring most of the moisture. December to March snowfalls vary from 2 inches (lower Rio Grande Valley) to 300 inches (north central mountains). The State is an experience in comfortable living with its clean air, blue skies, and fair weather.

                         PRINCIPAL ECONOMIC ACTIVITIES


     According to reports of the Bureau of Business and Economic Research of the University of New Mexico ('BBER') through July 1997 and covering reports of economic results for 1996 and the first quarter of 1997, New Mexico's economic growth leveled off during the period. The rate of job growth continued to slow and personal income growth leveled off to 5% for 1996. For the year 1996, non-agricultural employment rose 1.8 percent. It increased to 2.0 percent for the first quarter of 1997. However, New Mexico still ranks very low with respect to per capita income. Nevertheless, new gross state product ('GSP') estimates from the U.S. Bureau of Economic Analysis for 1977-1994 released in June indicate that New Mexico ranks first in terms of growth between 1990 and 1994.



     Even though government is still the major employer in the State, it is becoming less so. New Mexico's financial strength is now led by manufacturing and services. These industries replace energy, the sector which powered New Mexico's growth in the 1970s and early 1980s. The government sector has declined in importance as a direct employer, increasing only 2.8 percent for 1996 and 5.4 percent for the first quarter of 1997. Services increased 2.1 percent for 1996 and 2.6 percent for the first quarter of 1997. However, both the Government employment and the services employment statistics have been skewed by a change in reporting those figures. Solid growth has occurred in employment by enterprises owned by Indian tribes, especially casinos. Employment in this area, which was formerly reported under services, is now reported by the New Mexico Department of Labor under local government. This reclassification has improved the growth figures for government and reduced the growth figures for services. For example, the growth in services employment would have been close to 4.5 percent for 1996, instead of 2.1 percent, without the reclassification.



     Historically, the State's economy has been highly dependent upon government spending in general and defense spending in particular. Further job losses are expected over the long term as a result of anticipated spending cutbacks by the Department of Energy which will adversely impact the national laboratories at Sandia in Albuquerque and at Los Alamos. New Mexico has largely escaped the negative impacts of recent corporate downsizing which affected other parts of the United States, reflecting the small number of large businesses headquartered in the State.


     The Albuquerque economy experienced a construction boom during the mid-1980s, but construction employment decreased in every year from 1985 to 1991. A major increase in jobs occurred during 1992 and the construction sector led the Albuquerque economy in 1993 and 1994, spurred by low interest rates, pent-up demand for housing and retail and public works construction projects. In early 1993, this sector received an immense boost when Intel Corporation began an expansion of its microprocessor production facility in Rio Rancho, within the Albuquerque Metropolitan Statistical Area ('MSA'), creating as many as 3,000 construction jobs as of Spring, 1993. During 1994, construction continued to be the Albuquerque MSA's fastest growing employment sector with a 23.2% increase. Construction employment in the Albuquerque MSA increased 4.3 percent in the first quarter of 1996 but showed a 0.9 percent decrease for the complete year of 1996. Statewide construction employment was down 1.5 percent for 1996 and down
3.5 percent for the first quarter of 1997.



     Mining employment recovered slightly to show a 0.2 percent increase for 1996 and a 1.1 percent increase for the first quarter of 1997.



     Employment in the manufacturing sector increased 1.8 percent in 1996 and
3.8 percent for the first quarter of 1997.


                           GOVERNMENTAL ORGANIZATION

     The State's government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term. A governor may succeed himself in office once. Following a reorganization plan implemented in 1978 to reduce and consolidate some 390 agencies, boards and commissions, the primary functions of the executive branch are now carried out by sixteen cabinet departments, each headed by a cabinet secretary appointed by the Governor.

     The Legislature consists of 112 members and is divided into a Senate and a House of Representatives. Senators are elected for four-year terms, members of the House for two-year terms. The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in even-numbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances. Legislators receive no salary, but do receive per diem and mileage allowances while in session or on official State business.

     The judicial branch is composed of a statewide system of Magistrate and District Courts, the Court of Appeals and the Supreme Court. The district court is the trial court of record with general jurisdiction.

                            STATE TAXES AND REVENUES

     Programs and operations of the State are predominately funded through a system of 29 major taxes administered by the Taxation and Revenue Department ('TRD'). In addition, interest income and earnings from the Permanent Fund and the Severance Tax Permanent Fund provide important sources of funds for State purposes. The most important tax and revenue sources as measured by magnitude of revenue generation are described below.

GROSS RECEIPTS TAX

     The gross receipts tax is levied on the total amount of money or the value of other consideration received from selling property (including tangible personal property) in the State, from leasing property employed in the State, and from performing services in the State. Exempt from the tax are wages, certain agricultural products, dividends and interest, and gas, oil, or mineral extractions. This tax is paid by the seller but generally passed on to the purchaser.


     The gross receipts tax is the largest single source of State General Fund revenues and a primary source of revenues for cities and counties. The tax includes the statewide gross receipts tax levy of 5% plus several local option city and county levies. A credit of .5% against the statewide rate of 5% is allowed for municipal local option taxes. Receipts from the statewide levy, less disbursements to each incorporated municipality of 1.225% of the taxable gross receipts reported in that municipality and less disbursements to the State Aviation Fund of 2.15% of the value of jet fuel sales, are deposited in the State General Fund.


     In fiscal year 1995-96, total gross receipts collections, including local option taxes, amounted to $1.564 billion. Of this amount $986 million was distributed to the State General Fund, $577 million went to cities and counties and $641,000 to the Aviation Fund.

PERSONAL INCOME TAX

     The personal income tax is imposed on the net income of every resident individual and upon the net income from business, property, or employment of non-resident individuals. State taxable income is generally equal to federal adjusted gross income less a personal exemption allowance, standard deductions or itemized deductions and amounts non-taxable by the laws or Constitution of the State or the United States. Since State taxable income is substantially derived from federal adjusted gross income, federal concepts characterizing income and entities are generally followed in New Mexico. The State also allows deductions for income earned by Indians on reservations and graduated deductions for income earned by taxpayers 65 years old or older. Collections are placed in the State General Fund.

     For tax years beginning after 1986, tax rates range from 2.4% on taxable income of $8,000 or less on joint returns (1.8% on taxable income at $5,200 or less for single returns) to 8.5% on taxable income over $64,000 on joint returns (8.5% on taxable income over $41,600 for single elderly).

     State statutes provide for a number of tax rebates and tax credits which are paid from or credited against the personal income tax and which have the effect of reducing available personal income tax collections. Rebate programs target those with very low incomes and include a general low income rebate, a gross receipts tax rebate for food and medical expenses (which was repealed by the 1993 legislature) and a rebate for property taxes paid by the elderly. Credits are available for day care costs.

     In fiscal year 1995-1996 $665 million of personal income tax receipts was distributed of which $589 million went to the General Fund and $3 million was returned to taxpayers through rebates and credits. The remainder went to special refund, intercept and donation programs.

CORPORATE INCOME TAX

     The corporate income tax is imposed on the net income of every domestic corporation and upon the net income of foreign corporations from business, property, and employment in the State. State taxable income is generally equal to federal taxable income with adjustments for net operating loss carryovers and amounts non-taxable by the laws or Constitution of the State or the United States. The tax is not imposed on insurance companies which pay a State premium tax, nonprofit organizations or retirement trust funds. Collections, net of refunds, are placed in the State General Fund.

     Tax rates are established under a graduated table and range from 4.8% on the first $500,000 of taxable income to 7.6% on income in excess of $1,000,000. In fiscal year 1995-96 the corporate income tax resulted in net receipts of $163 million to the General Fund.

OIL AND GAS EMERGENCY SCHOOL TAX


     The oil and gas emergency school tax is imposed against persons for the privilege of engaging in the business of severing oil, natural gas, liquid hydrocarbons and carbon dioxide from the soil of the State.

     The oil and gas emergency school tax rate is levied on the taxable value of such products at the production unit. The rate was increased from 3.15% on July 1, 1993. The tax is due on the 25th day of the second month following the month of production, creating a slight lag between oil and gas production and tax collections. Oil and gas emergency school tax receipts are disbursed to the General Fund. In fiscal year 1995-96 net oil and gas emergency school tax receipts were equal to $102 million.

GASOLINE TAX

     The Gasoline Tax is levied on all gasoline received in the State and is paid by the distributors. In addition, there is a petroleum products loading fee of $80/8,000 gallons (about one cent/gallon). These taxes are distributed principally to the State Road Fund and the counties and municipalities of the State based on a formula related to the amount of fuel received in each jurisdiction. Other portions of tax revenues are earmarked for local government road funds and for gas tank cleanup funds. The $166 million of gasoline tax collections in fiscal year 1995-96 was distributed as follows: $117 million to the State Road Fund, $15.7 million to counties and municipalities, $6.6 million for local government road funds and $6.1 million to the Corrective Action Fund. No gasoline tax receipts were credited to the General Fund.

ROYALTIES, RENTS, AND BONUSES

     Federal Lands

     Under the federal 1920 Mineral Leasing Act, the State receives a 50% share of all income generated from the leasing of federally held lands for mineral production. Principal sources of income on federal lands are royalty payments on oil and gas production. In 1992, approximately 37% of total oil production and 67% of total gas production occurred on federal lands in the State. Additional income is derived from bonus payments for oil and gas leases and royalty payments on production of coal, potash, and other minerals. Federal mineral lease income is collected by the U.S. Minerals Management Service. The State receives its payments on a monthly basis and makes the deposits to the General Fund, almost exclusively for funding public schools. In fiscal year 1992-93, $133 million was deposited in the General Fund from this source.

STATE LANDS

     The State Land Office manages lands acquired by the State under the Federal Ferguson Act, enacted prior to statehood, as well as under the State Constitution. All income from such lands is dedicated to specific educational purposes and institutions. As with federal lands, the oil and gas industry is the principal source of revenue from State lands. In 1995 State lands accounted for 35% of State oil production and 15.6% of State gas production. Bonus income is also collected in the form of cash payments as a result of competitive bidding for State leases. Rentals and bonus income are distributed to the respective beneficiary institutions, largely the public schools, for operating purposes. Leases, rents, and bonuses in fiscal year 1995-1996 totalled $12.3 million.

     Minerals production from State trust lands also generates royalty income which is deposited in the State Permanent Fund. Royalties are imposed on most minerals production values at the rate of 12 1/2%, although there is a provision for rates of up to 20% for new leases on developed acreage. Beneficiaries of the State Permanent Fund are the same as those educational institutions and public schools benefiting from State lands. Fiscal year 1995-96 royalty income to the Permanent Fund was $95.8 million.

SEVERANCE TAXES

     Severance taxes are levied on producers and others severing minerals and mineral resources within the State, and are distinguished from several other taxes on, or revenue sources related to, valuable mineral extraction in New Mexico including the oil and gas emergency school tax, state royalties, bonus revenues, oil and gas ad valorem production taxes, the oil and gas ad valorem equipment tax, and the natural gas processors tax.

     Severance taxes on natural gas, oil and carbon dioxide generated $106 million for fiscal year 1995-96. Other minerals and material resources, subject to severance taxation, which are produced in New Mexico include uranium, copper, potash, gold, lead, manganese, sand, gravel, peat moss, timber, and a variety of metals.

PRODUCTION AND PROPERTY TAXES ON OIL AND GAS

     The School Tax, the Oil and Gas Severance Tax and the Conservation Tax provide for deductions for trucking costs and for federal, State and Indian royalties. Statutory rates on natural gas for the School Tax on Natural Gas, the Oil and Gas Severance Tax, and the Conservation Tax provide for deductions for federal, State and Indian royalties and by deductions for transportation and processing tariffs upstream of the sales location. The ad valorem taxes are imposed in lieu of property taxes on reserves and lease equipment, and local rates vary in accordance with jurisdiction.

PRODUCTION TAXES ON COAL

     Statutory rates for the Resources Excise and the Conservation Tax are effectively reduced by a deduction for federal, State and Indian royalties. The Resource Excise Tax is separate and apart from the severance tax, and is levied on persons or entities which sever or process natural resources in New Mexico. Separate Resources Excise Taxes are levied as follows: a 'resources tax' on the severer who owns the resource; a 'processors tax' on the processor; and a 'service tax' on one who severs a natural resource owned by another. The effective Severance Tax rate on coal reflects the mix of old and new contract sales and of underground and surface mines. Property taxes were computed on the basis of average tax per ton liability for 1989 although the property tax pertained to both equipment and production values. Fundamental differences in tax bases preclude a true comparison between property taxes and other taxes shown above. However, property taxes are included in this analysis to prevent understating the tax burden.

PROPERTY TAXATION SYSTEM

     With certain limited exceptions, real and tangible personal property owned by individuals or corporations is subject to ad valorem taxation in the State. Local county assessors are responsible for the appraisal of most residential and commercial property. The Central Appraisal Bureau of the State Taxation and Revenue Department ('TRD') provides technical assistance to the county assessors and assists in the implementation of the Property Tax Code.


     The Central Assessment Bureau of the TRD is responsible for the assessment of certain types of properties not assessed by the counties. Property assessed by the Central Assessment Bureau is referred to as central valuations and includes the following types of properties:





Railroads
Communication systems
Pipelines
Public utilities
Airlines
Electric generating plants
Construction machinery and equipment, and other personal property of persons engaged in construction which is used in more than one county
Mineral property, excepting oil and gas property


     Property valuations are established as of January 1 of each year (except certain livestock). Centrally assessed property is verified and certified to the local assessors who combine the values with all locally assessed property values. The totals are reported to the Central Assessment Bureau and the Department of Finance and Administration and certified for budgetary use. The county treasurers levy the applicable rates against individual properties and are required to mail tax bills for the current fiscal year no later than November 1. Property taxes are due to the county treasurers in two equal installments on November 10 and April 10. Taxes become delinquent on December 10 and May 10 following the two respective due dates. Civil penalties and interest are imposed on delinquent taxes. County treasurers are responsible for the collection of property taxes and their distribution to the governmental entities participating in the tax receipts, including those amounts due to the State for payment of principal, premium, if any, and interest on general obligation bonds.

     Maximum property tax rates for operations for various types of local governments are imposed by the Constitution of the State and by governing statutes. Differing rates of taxation may apply to residential and non-residential properties. Except for property which by statute is subject to special methods of valuation, the value of property is its market value as determined by sales of comparable property. If comparable sales are unavailable, an income or cost method of valuation is used. Residential properties are eligible for a head of family exemption which is $2,000 for property tax year 1993 and subsequent years. There is also a $2,000 veterans exemption. Assessed value is computed as one-third of the value derived after exemptions, the maximum assessment ratio allowed under the State Constitution. All but one county had completed reappraisal for 1992. Values obtained thereby will be maintained or revised every two years. As of January 1995, all property will be valued, using the sale of comparable property method, at its 1992 value.

     Oil and gas properties and related production equipment are subject to property taxation in the State. The oil and gas ad valorem production tax is levied on the basis of assessed value deemed the equivalent of 50% of the actual price of the oil and gas received at the production unit, less certain trucking expense deductions and royalties paid to the federal government, the State, or Indian tribes. The oil and gas production equipment ad valorem tax is levied based on assessed value deemed equivalent to 9% of the previous calendar year sales value of the product from each production unit.

     The tax year for oil and gas production begins on September 1 based on tax rates which are set on August 31. The oil and gas ad valorem production tax is due by the 25th day of the second month following the month of production. Taxes are collected monthly. The oil and gas production equipment ad valorem tax is due on November 30. Collections are distributed to the county treasurers who further distribute the tax revenues to the participating governmental entities.

PROPERTY TAX RATE LIMITATIONS

     The New Mexico Constitution imposes a four mill limit on taxes levied upon real or personal property for State revenue except for the support of the educational, penal and charitable institutions of the State, payment of the State debt and interest thereon, and total annual tax levy upon such a property for all State purposes exclusive of necessary levies for the State debt shall not exceed ten mills, and taxes levied upon real or personal tangible property for all purposes, except special levies on specific classes of property and except necessary levies for public debt shall not exceed twenty mills annually on each dollar of the assessed valuation thereof, but laws may be passed authorizing additional taxes to be levied outside of such limitation when approved by at least a majority of the qualified electors of the taxing district who paid a property tax therein during the preceding year voting on such proposition. Currently the State imposes no levy of property taxes except for the payment of State debt.

     Statutes establish maximum property tax rates for operating purposes for cities, counties and school districts. The Department of Finance and Administration is permitted by statute to set a rate at less than the maximum rate in any tax year.


                                                                                    DOLLARS
                                                                                  PER THOUSAND
                                                                                  ------------
Counties.......................................................................      $11.85
Cities.........................................................................        7.65
Schools........................................................................        0.50
                                                                                  ------------
  Maximum statutory tax rate for counties, cities, and schools combined........      $20.00
                                                                                  ------------
                                                                                  ------------

     Apart from the allowable operating rates above, New Mexico governments may levy additional property taxes as authorized by statute and voter approval for:


Debt service
County hospitals
School district capital improvements
Branch and community colleges
Vocational schools
Flood control districts and authorities
Judgments
Water and sanitation districts
Conservancy districts
Other special districts

     In addition, the Legislature has established certain limits on the amount of increase in property tax revenue which may be produced for county and city operating purposes. The 'yield control' formula is activated by property valuation increases due to county assessor reappraisal programs. The yield control law limits the increase in revenue in any one year over the prior year to the lesser of 5% or the percentage increase in the annual price index published by the United States Department of Commerce for State and Local Government Purchases of Goods and Services, plus increases in tax revenues resulting from new construction and improvements to properties.

STATE AND LOCAL GOVERNMENT LEASES

     In 1989, the New Mexico Supreme Court held in the case of Montano v. Gabaldon that certain lease purchase agreements which, without voter approval, commit the State or a political subdivision of the State to make payments out of general revenues in future years, violate the State Constitution. The Court stated that its ruling will have modified prospective effect only. The ruling has impeded lease financings and may reduce the number of New Mexico Municipal Bonds and certificates of participation based on lease obligations.


     As of the date of this Statement of Additional Information, the State's general obligation bonds are rated AA1 by Moody's Investors Service, Inc. and AA+ by Standard & Poor's Ratings Services, Inc.

                                  APPENDIX II
                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ('MOODY'S') MUNICIPAL BOND RATINGS


Aaa   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C     Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/ VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes 'best quality. . .strong protection by established cash flows'; MIG 2/VMIG2 denotes 'high quality' with ample margins of protection; MIG 3/ VMIG3 notes are of 'favorable quality. . .but. . .lacking the undeniable strength of the preceding grades'; MIG 4/VMIG4 notes are of 'adequate quality. . .[p]rotection commonly regarded as required of an investment security is present. . .there is specific risk.'


DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS



     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.



     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Issuers rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ('STANDARD & POOR'S') MUNICIPAL DEBT RATINGS



     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.



     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


     The ratings are based, in varying degrees, on the following considerations:


          I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;



          II. Nature of and provisions of the obligations; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


AAA   Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is very strong.
AA    Debt rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A     Debt rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB   Debt rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
BB    Debt rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' are regarded as having significant speculative characteristics.
B     'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt
CCC   will likely have some quality and protective characteristics, these may be outweighed by large
CC    uncertainties or major exposures to adverse conditions.
C
D     Debt rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS



     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



A-1   This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+)
      designation.
A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'
A-3   Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B     Issues rated 'B' are regarded as having only speculative capacity for timely payment.
C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless
      Standard & Poor's believes that such payments will be made during such grace period.



     A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.



DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS



     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.



o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


     Note rating symbols are as follows:


SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2  Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3  Speculative capacity to pay principal and interest.




DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ('FITCH') INVESTMENT GRADE BOND RATINGS


     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for any other reasons.


AAA   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+.'
A     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB   Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.


NR             Indicates that Fitch does not rate the specific issue.
Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as 'Positive,'
               indicating a potential upgrade, 'Negative,' for potential downgrade, or 'Evolving,' where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.



     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as 'Positive' or 'Negative.' The absence of a designation indicates a stable outlook.


DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.



BB             Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B              Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC            Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC             Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C              Bonds are in imminent default in payment of interest or principal.

DDD            Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative
DD             and should be valued on the basis of their ultimate recovery value in liquidation or
D              reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.



     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'DDD,' 'DD,' or 'D' categories.


DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+.'

F-2   Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3   Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S   Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D     Default. Issues assigned this rating are in actual or imminent payment default.

LOC   The symbol 'LOC' indicates that the rating is based on a letter of credit issued by a commercial bank.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New Mexico Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period May 6, 1994 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997


Merrill Lynch New Mexico Municipal Bond Fund                      July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

  S&P    Moody's     Face                                                                                                Value
Ratings  Ratings    Amount                                            Issue                                            (Note 1a)
New Mexico -- 92.5%

AAA     Aaa          $1,000  Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60% due 7/01/2016 (d)     $1,096
AA      Aa              500  Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series A, 5.75%
                             due 4/01/2016                                                                                 520
NR*     A               500  Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                           534
A1+     P1              500  Farmington, New Mexico, PCR (Arizona Public Service Co.), VRDN, AMT, Series C,
                             3.70% due 9/01/2024 (a)                                                                       500
                             Farmington, New Mexico, PCR, Refunding, Series A:
AAA     Aaa             500   (Public Service Company of New Mexico), 6.375% due 12/15/2022 (d)                            553
BB+     Ba1             500   (Public Service Company of San Juan), 6.30% due 12/01/2016                                   522
A+      A2            1,000   (Southern California Edison Company), 7.20% due 4/01/2021                                  1,092
AAA     Aaa           1,780  Gallup, New Mexico, PCR, Refunding (Plains Electric Generation), 6.65% due 8/15/2017 (b)    1,977
AAA     Aaa           1,000  Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds (Evangelical
                             Lutheran Project), 6.45% due 12/01/2017 (e)                                                 1,106
A       A2            1,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation Project),
                             6.50% due 4/01/2013                                                                         1,079
AAA     Aaa           1,000  Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds, Series A,
                             6% due 7/01/2015 (e)                                                                        1,067
NR*     A             1,955  New Mexico Educational Assistance Foundation, Student Loan Revenue Bonds, AMT,
                             First Sub-Series A-2, 6.65% due 11/01/2025                                                  2,074
                             New Mexico Mortgage Finance Authority, Mortgage-Backed Securities (c)(f):

NR*     Aaa             750   Series A, 6.875% due 1/01/2025                                                               833
AAA     NR*             500   Series F, 7% due 1/01/2026                                                                   557
                             New Mexico Mortgage Finance Authority, S/F Mortgage Program, AMT (f):
AAA     NR*             895   Series A, 6.65% due 7/01/2026                                                                947
AAA     NR*             985   Series H, 6.60% due 7/01/2015                                                              1,040
AA      A1              750  New Mexico State University, Revenue Refunding and Improvement Bonds, 5.75%
                             due 4/01/2016                                                                                 769
AAA     Aaa           1,000  Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6% due 2/01/2027 (e)        1,123
AA      A1              500  University of New Mexico, University Revenue Bonds, Series B, 5.75% due 6/01/2022             516

Puerto Rico -- 5.7%
BBB+    Baa1          1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375%
                             due 7/01/2024                                                                               1,098

Total Investments (Cost -- $17,730) -- 98.2%                                                                            19,003

Other Assets Less Liabilities -- 1.8%                                                                                      343
                                                                                                                   -----------
Net Assets -- 100.0%                                                                                                   $19,346
                                                                                                                   ===========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) FHA Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) GNMA/FNMA Collateralized.
*   Not Rated.
Ratings of issues shown have not been
audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes

Merrill Lynch New Mexico Municipal Bond Fund                      July 31, 1997




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997

Assets:            Investments, at value (identified cost --$17,729,989) (Note 1a)                     $19,003,082
                   Cash                                                                                     95,361
                   Receivables:
                    Interest                                                                $257,416
                    Beneficial interest sold                                                  33,664       291,080
                                                                                        ------------
                   Deferred organization expenses (Note 1e)                                                 20,387
                   Prepaid registration fees and other assets (Note 1e)                                     11,205
                                                                                                      ------------
                   Total assets                                                                         19,421,115
                                                                                                      ------------

Liabilities:       Payables:
                    Dividends to shareholders (Note 1f)                                       24,495
                    Beneficial interest redeemed                                              11,564
                    Distributor (Note 2)                                                       6,173
                   Investment adviser (Note 2)                                                 1,762        43,994
                                                                                        ------------
                   Accrued expenses and other liabilities                                                   31,197
                                                                                                      ------------
                   Total liabilities                                                                        75,191
                                                                                                      ------------

Net Assets:        Net assets                                                                          $19,345,924
                                                                                                      ============

Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized                                                                       $35,687
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                       108,138
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                         9,988
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                        24,946
                   Paid-in capital in excess of par                                                     17,676,759
                   Undistributed realized capital gains on investments -- net                              217,313
                   Unrealized appreciation on investments -- net                                         1,273,093
                                                                                                      ------------
                   Net assets                                                                          $19,345,924
                                                                                                      ============

Net Asset Value:   Class A -- Based on net assets of $3,861,823 and 356,866 shares
                   of beneficial interest outstanding                                                       $10.82
                                                                                                      ============
                   Class B -- Based on net assets of $11,703,165 and 1,081,380 shares
                   of beneficial interest outstanding                                                       $10.82

                                                                                                      ============
                   Class C -- Based on net assets of $1,081,509 and 99,883 shares
                   of beneficial interest outstanding                                                       $10.83
                                                                                                      ============
                   Class D -- Based on net assets of $2,699,427 and 249,457 shares
                   of beneficial interest outstanding                                                       $10.82
                                                                                                      ============

                   See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund                      July 31, 1997


Statement of Operations

                                                                                                  For the Year Ended
                                                                                                       July 31, 1997

Investment Income    Interest and amortization of premium and discount earned                             $1,280,938
(Note 1d):
Expenses:            Investment advisory fees (Note 2)                                        $120,031
                     Account maintenance & distribution fees -- Class B (Note 2)                69,591
                     Professional fees                                                          56,941
                     Printing and shareholder reports                                           40,367
                     Accounting services (Note 2)                                               32,909
                     Registration fees (Note 1e)                                                11,972
                     Amortization of organization expenses (Note 1e)                            11,573
                     Transfer agent fees -- Class B (Note 2)                                     6,565
                     Account maintenance & distribution fees -- Class C (Note 2)                 5,338
                     Pricing fees                                                                3,700
                     Account maintenance fees -- Class D (Note 2)                                2,293
                     Custodian fees                                                              2,112
                     Transfer agent fees -- Class A (Note 2)                                     1,861
                     Trustees' fees and expenses                                                 1,049
                     Transfer agent fees -- Class D (Note 2)                                       908
                     Transfer agent fees -- Class C (Note 2)                                       455
                     Other                                                                       1,887
                                                                                          ------------
                     Total expenses before reimbursement                                       369,552
                     Reimbursement of expenses (Note 2)                                       (118,290)
                                                                                          ------------
                     Total expenses after reimbursement                                                      251,262

                                                                                                        ------------
                     Investment income -- net                                                              1,029,676
                                                                                                        ------------

Realized &           Realized gain on investments -- net                                                     404,483
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                 522,563
Investments -- Net                                                                                      ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                 $1,956,722
                                                                                                        ============

                     See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund                      July 31, 1997


Statements of Changes in Net Assets

                                                                                              For the Year Ended July 31,
                                                                                                  1997          1996
Increase (Decrease) in Net Assets:

Operations:          Investment income -- net                                                  $1,029,676    $1,146,648
                     Realized gain (loss) on investments -- net                                   404,483        (5,034)
                     Change in unrealized appreciation on investments -- net                      522,563       147,724
                                                                                             ------------  ------------
                     Net increase in net assets resulting from operations                       1,956,722     1,289,338
                                                                                             ------------  ------------

Dividends &          Investment income -- net:
Distributions to      Class A                                                                    (239,874)     (379,304)
Shareholders          Class B                                                                    (636,250)     (653,404)
(Note 1f):            Class C                                                                     (39,611)      (15,894)
                      Class D                                                                    (113,941)      (98,046)
                     In excess of realized gain on investments -- net:
                      Class A                                                                          --       (24,218)
                      Class B                                                                          --       (43,528)
                      Class C                                                                          --          (813)
                      Class D                                                                          --        (6,212)
                                                                                             ------------  ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                           (1,029,676)   (1,221,419)
                                                                                             ------------  ------------

Beneficial Interest  Net increase (decrease) in net assets derived from beneficial interest

Transactions         transactions                                                              (3,654,416)      453,019
(Note 4):                                                                                    ------------  ------------

Net Assets:          Total increase (decrease) in net assets                                   (2,727,370)      520,938
                     Beginning of year                                                         22,073,294    21,552,356
                                                                                             ------------  ------------
                     End of year                                                              $19,345,924   $22,073,294
                                                                                             ============  ============

                     See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund                      July 31, 1997


Financial Highlights

                                                                                           Class A
                                                                                                            For the Period
The following per share data and ratios have been derived                                                        May 6,
from information provided in the financial statements.                      For the Year Ended July 31         1994+ to
                                                                          1997         1996         1995     July 31, 1994
                                                                         ------       ------       ------    -------------
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                   $10.36       $10.29       $10.24       $10.00
Operating                                                                ------       ------       ------       ------
Performance:      Investment income -- net                                  .53          .56          .60          .13
                  Realized and unrealized gain on investments -- net        .46          .10          .06          .24
                                                                         ------       ------       ------       ------
                  Total from investment operations                          .99          .66          .66          .37
                                                                         ------       ------       ------       ------
                  Less dividends and distributions:
                   Investment income -- net                                (.53)        (.56)        (.60)        (.13)
                   In excess of realized gain on investments -- net          --         (.03)        (.01)          --
                                                                         ------       ------       ------       ------
                  Total dividends and distributions                        (.53)        (.59)        (.61)        (.13)
                                                                         ------       ------       ------       ------
                  Net asset value, end of period                         $10.82       $10.36       $10.29       $10.24
                                                                         ======       ======       ======       ======

Total Investment  Based on net asset value per share                       9.86%        6.53%        6.65%        3.76%++++
Return:**                                                                ======       ======       ======       ======


Ratios to         Expenses, net of reimbursement                            .79%         .49%         .07%         .00%*
Average Net                                                              ======       ======       ======       ======
Assets:           Expenses                                                 1.33%        1.42%        1.65%        2.47%*
                                                                         ======       ======       ======       ======
                  Investment income -- net                                 5.08%        5.33%        5.92%        5.49%*
                                                                         ======       ======       ======       ======

Supplemental      Net assets, end of period (in thousands)               $3,862       $5,287       $7,715       $8,166
Data:                                                                    ======       ======       ======       ======
                  Portfolio turnover                                      40.53%       63.02%       28.16%       16.06%
                                                                         ======       ======       ======       ======


                                                                                            Class B
                                                                                                          For the Period
The following per share data and ratios have been derived                                                      May 6,
from information provided in the financial statements.                       For the Year Ended July 31       1994+ to
                                                                           1997         1996         1995   July 31, 1994
                                                                        -------      -------      -------   -------------
Increase (Decrease) in Net Asset Value:


Per Share         Net asset value, beginning of period                   $10.36       $10.29       $10.24       $10.00
Operating                                                               -------      -------      -------      -------
Performance:      Investment income -- net                                  .48          .50          .54          .12
                  Realized and unrealized gain on investments -- net        .46          .10          .06          .24
                                                                        -------      -------      -------      -------
                  Total from investment operations                          .94          .60          .60          .36
                                                                        -------      -------      -------      -------
                  Less dividends and distributions:
                   Investment income -- net                                (.48)        (.50)        (.54)        (.12)
                   In excess of realized gain on investments -- net          --         (.03)        (.01)          --
                                                                        -------      -------      -------      -------
                  Total dividends and distributions                        (.48)        (.53)        (.55)        (.12)
                                                                        -------      -------      -------      -------
                  Net asset value, end of period                         $10.82       $10.36       $10.29       $10.24
                                                                        =======      =======      =======      =======

Total Investment  Based on net asset value per share                       9.30%        5.98%        6.11%        3.64%++++
Return:**                                                               =======      =======      =======      =======


Ratios to         Expenses, net of reimbursement                           1.30%        1.01%         .59%         .50%*
Average Net                                                             =======      =======      =======      =======
Assets:           Expenses                                                 1.84%        1.92%        2.16%        2.97%*
                                                                        =======      =======      =======      =======
                  Investment income -- net                                 4.57%        4.81%        5.40%        4.98%*
                                                                        =======      =======      =======      =======

Supplemental      Net assets, end of period (in thousands)              $11,703      $13,964      $12,104       $8,505
Data:                                                                   =======      =======      =======      =======
                  Portfolio turnover                                      40.53%       63.02%       28.16%       16.06%
                                                                        =======      =======      =======      =======

                * Annualized.
               ** Total investment returns exclude the effects of sales loads.
                + Commencement of Operations.
             ++++ Aggregate total investment return.

                  See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund                      July 31, 1997


Financial Highlights (concluded)
                                                                      Class C                           Class D
                                                                              For the                               For the
                                                                               Period                               Period
                                                                              Oct. 21,                             Oct. 21,
The following per share data and ratios have been derived    For the Year     1994+ to         For the Year        1994+ to
from information provided in the financial statements.       Ended July 31,   July 31,        Ended July 31,       July 31,
                                                           1997       1996     1995          1997         1996       1995

Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period     $10.36     $10.30     $9.89       $10.36       $10.29      $9.89
Operating                                                 -------    -------   -------      -------      -------    -------
Performance:      Investment income -- net                    .47        .49       .40          .52          .55        .46
                  Realized and unrealized gain on
                   investments -- net                         .47        .09       .42          .46          .10        .41
                                                          -------    -------   -------      -------      -------    -------
                  Total from investment operations            .94        .58       .82          .98          .65        .87
                                                          -------    -------   -------      -------      -------    -------
                  Less dividends and distributions:
                   Investment income -- net                  (.47)      (.49)     (.40)        (.52)        (.55)      (.46)
                   In excess of realized gain on
                   investments -- net                          --       (.03)     (.01)          --         (.03)      (.01)
                                                          -------    -------   -------      -------      -------    -------
                  Total dividends and distributions          (.47)      (.52)     (.41)        (.52)        (.58)      (.47)
                                                          -------    -------   -------      -------      -------    -------
                  Net asset value, end of period           $10.83     $10.36    $10.30       $10.82       $10.36     $10.29
                                                          =======    =======   =======      =======      =======    =======
Total Investment  Based on net asset value per share         9.29%      5.76%     8.44%++++    9.75%        6.42%      8.91%++++
Return:**                                                 =======    =======   =======      =======      =======    =======

Ratios to Average Expenses, net of reimbursement             1.42%      1.15%      .80%*        .90%         .61%       .23%*
Net Assets:                                               =======    =======   =======      =======      =======    =======

                  Expenses                                   1.95%      2.03%     2.27%*       1.44%        1.51%      1.74%*
                                                          =======    =======   =======      =======      =======    =======
                  Investment income -- net                   4.45%      4.67%     5.20%*       4.97%        5.21%      5.80%*
                                                          =======    =======   =======      =======      =======    =======
Supplemental      Net assets, end of period
Data:             (in thousands)                           $1,082       $712      $164       $2,699       $2,110     $1,569
                                                          =======    =======   =======      =======      =======    =======
                  Portfolio turnover                        40.53%     63.02%    28.16%       40.53%       63.02%     28.16%
                                                          =======    =======   =======      =======      =======    =======
                * Annualized.
               ** Total investment returns exclude the effects of sales loads.
                + Commencement of Operations.
             ++++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch New Mexico Municipal Bond Fund            July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post- October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 1997, FAM earned fees of $120,031, of which $112,203 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $6,087.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account       Distribution
            Maintenance Fee       Fee

Class B          0.25%          0.25%
Class C          0.25%          0.35%
Class D          0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S
Class A          $199     $2,319
Class D          $765     $7,991

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $74,568 and $64 relating to transactions in Class B and Class C Shares, respectively.


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $8,418,378 and $11,160,567, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                    Realized      Unrealized
                                      Gains          Gains

Long-term investments               $404,483      $1,273,093
                                   ---------      ----------
Total                               $404,483      $1,273,093
                                   =========      ==========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,273,093, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $17,729,989.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(3,654,416) and $453,019 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                           141,231        $1,483,036
Shares issued to shareholders
in reinvestment of dividends            6,350            66,621
                                 ------------      ------------
Total issued                          147,581         1,549,657
Shares redeemed                      (301,171)       (3,172,107)
                                 ------------      ------------
Net decrease                         (153,590)      $(1,622,450)
                                 ============      ============


Class A Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                            35,804          $375,197
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,444            67,522
                                 ------------      ------------
Total issued                           42,248           442,719
Shares redeemed                      (281,275)       (2,905,316)
                                 ------------      ------------
Net decrease                         (239,027)      $(2,462,597)
                                 ============      ============

Class B Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                           260,889        $2,740,720
Shares issued to shareholders
in reinvestment of dividends           27,133           284,566
                                 ------------      ------------
Total issued                          288,022         3,025,286
Automatic conversion
of shares                              (1,409)          (14,659)
Shares redeemed                      (553,456)       (5,843,171)
                                 ------------      ------------
Net decrease                         (266,843)      $(2,832,544)
                                 ============      ============

Class B Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                           379,728        $3,988,696
Shares issued to shareholders
in reinvestment of dividends
and distributions                      20,659           216,452
                                 ------------      ------------
Total issued                          400,387         4,205,148
Shares redeemed                      (227,902)       (2,381,102)
                                 ------------      ------------
Net increase                          172,485        $1,824,046
                                 ============      ============

Class C Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                            47,282          $492,323
Shares issued to shareholders
in reinvestment of dividends            2,768            29,059
                                 ------------      ------------
Total issued                           50,050           521,382
Shares redeemed                       (18,886)         (198,644)
                                 ------------      ------------
Net increase                           31,164          $322,738

                                 ============      ============

Class C Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                            63,403          $667,096
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,180            12,350
                                 ------------      ------------
Total issued                           64,583           679,446
Shares redeemed                       (11,803)         (126,868)
                                 ------------      ------------
Net increase                           52,780          $552,578
                                 ============      ============

Class D Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                            44,220          $462,121
Automatic conversion
of shares                               1,409            14,659
Shares issued to shareholders
in reinvestment of dividends            5,906            61,981
                                 ------------      ------------
Total issued                           51,535           538,761
Shares redeemed                        (5,806)          (60,921)
                                 ------------      ------------
Net increase                           45,729          $477,840
                                 ============      ============

Class D Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                            53,269          $558,846
Shares issued to shareholders
in reinvestment of dividends
and distributions                       5,883            61,650
                                 ------------      ------------
Total issued                           59,152           620,496
Shares redeemed                        (7,864)          (81,504)
                                 ------------      ------------
Net increase                           51,288          $538,992
                                 ============      ============

                               TABLE OF CONTENTS



                                                  PAGE
                                                  ----
Investment Objective and Policies..............     2
Description of Municipal Bonds and Temporary
  Investments..................................     5
  Description of Municipal Bonds...............     5
  Description of Temporary Investments.........     6
  Repurchase Agreements........................     7
  Financial Futures Transactions and Options...     8
Investment Restrictions........................    12
Management of the Trust........................    14
  Trustees and Officers........................    14
  Compensation of Trustees.....................    15
  Management and Advisory Arrangements.........    16
Purchase of Shares.............................    17
  Initial Sales Charge Alternatives--
    Class A and Class D Shares.................    18
  Reduced Initial Sales Charges................    19
  Distribution Plans...........................    21
  Limitations on the Payment of Deferred Sales
    Charges....................................    22
Redemption of Shares...........................    23
  Deferred Sales Charges--
    Class B and Class C Shares.................    24
Portfolio Transactions.........................    24
Determination of Net Asset Value...............    25
Shareholder Services...........................    26
  Investment Account...........................    26
  Automatic Investment Plans...................    27
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions................    27
  Systematic Withdrawal Plans..................    27
  Exchange Privilege...........................    28
Distributions and Taxes........................    30
  Tax Treatment of Options and Futures
    Transactions...............................    33
Performance Data...............................    34
General Information............................    36
  Description of Shares........................    36
  Computation of Offering Price Per Share......    38
  Independent Auditors.........................    38
  Custodian....................................    38
  Transfer Agent...............................    38
  Legal Counsel................................    39
  Reports to Shareholders......................    39
  Additional Information.......................    39
Appendix I--Economic and Financial Information
  Concerning New Mexico........................    40
Appendix II--Ratings of Municipal Bonds........    48
Independent Auditors' Report...................    55
Financial Statements...........................    56

                                    Code # 18036-1197







[Logo]  Merrill Lynch

Merrill Lynch
New Mexico Municipal
Bond Fund

Merrill Lynch Multi-State
Municipal Series Trust


[ARTWORK]


STATEMENT OF
ADDITIONAL
INFORMATION


November 14, 1997
Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS:

          Contained in Part A:


             Financial Highlights for each of the years in the three-year period ended July 31, 1997 and for the period May 6, 1994 (commencement of operations) to July 31, 1994.


          Contained in Part B:


             Schedule of Investments as of July 31, 1997.



             Statement of Assets and Liabilities as of July 31, 1997.




             Statement of Operations for the year ended July 31, 1997.



             Statement of Changes in Net Assets for each of the years in the two-year period ended July 31, 1997.



             Financial Highlights for each of the years in the three-year period ended July 31, 1997 and for the period May 6, 1994 (commencement of operations) to July 31, 1994.


     (B) EXHIBITS:

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 1(a)     -- Declaration of Trust of the Registrant, dated August 2, 1985.(a)
  (b)     -- Amendment to Declaration of Trust, dated September 18, 1987.(a)
  (c)     -- Amendment to Declaration of Trust, dated December 21, 1987.(a)
  (d)     -- Amendment to Declaration of Trust, dated October 3, 1988.(a)
  (e)     -- Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)
  (f)     -- Instrument establishing Merrill Lynch New Mexico Municipal Bond
             Fund (the 'Fund') as a series of Registrant.(c)
  (g)     -- Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(c)
 2        -- By-Laws of Registrant.(a)
 3        -- None.
 4        -- Portions of the Declaration of Trust, Establishment and Designation
             and By-Laws of the Registrant defining the rights of holders of the
             Fund as a series of the Registrant.(b)
 5        -- Management Agreement between Registrant and Fund Asset Management,
             L.P.(c)
 6(a)     -- Form of Revised Class A Shares Distribution Agreement between
             Registrant and Merrill Lynch Funds Distributor, Inc. (including
             Form of Selected Dealers Agreement).(e)
  (b)     -- Form of Class B Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(a)
  (c)     -- Form of Class C Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of
             Selected Dealers Agreement).(e)
  (d)     -- Form of Class D Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of
             Selected Dealers Agreement).(e)

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
  (e)     -- Letter Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc., dated March 31, 1994, in connection with the
             Merrill Lynch Mutual Fund Adviser Program.(c)
 7        -- None.
 8        -- Form of Custody Agreement between Registrant and State Street Bank and Trust Company.(d)
 9        -- Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between Registrant and Merrill Lynch
             Financial Data Services, Inc. (formerly Financial Data Services,
             Inc.)(c)
 10       -- None.
 11       -- Consent of Deloitte & Touche LLP, independent auditors for the
             Registrant.
 12       -- None.
 13       -- Certificate of Fund Asset Management, L.P.(c)
 14       -- None.
 15(a)    -- Class B Distribution Plan and Class B Distribution Plan
             Sub-Agreement of the Registrant.(c)
  (b)     -- Form of Class C Distribution Plan and Class C Distribution Plan
             Sub-Agreement of the Registrant.(e)
  (c)     -- Form of Class D Distribution Plan and Class D Distribution Plan
             Sub-Agreement of the Registrant.(e)
 16(a)    -- Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
             A shares.(e)
  (b)     -- Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
             B shares.(e)
  (c)     -- Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
             C shares.(a)
  (d)     -- Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class
             D shares.(a)
 17(a)    -- Financial Data Schedule for Class A shares.
  (b)     -- Financial Data Schedule for Class B shares.
  (c)     -- Financial Data Schedule for Class C shares.
  (d)     -- Financial Data Schedule for Class D shares.
 18       -- Merrill Lynch Select Pricing(Service Mark) System Plan Pursuant to
             Rule 18f-3.(f)


------------------


(a) Filed on November 17, 1995 as an Exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 33-52303) under the Securities Act of 1933, as amended, relating to shares of the Fund (the 'Registration Statement').


(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 2 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Pre-Effective Amendment No. 1 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 2 to the Registration Statement.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
(c) Filed on April 22, 1994 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 14, 1994, relating to shares of the Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).

(e) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.


(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed on January 25, 1996, relating to shares of the Merrill Lynch New York Municipal Bond Fund series of the Registrant (File No. 2-99473).


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any person.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.



                                                         NUMBER OF
                                                        HOLDERS AT

                  TITLE OF CLASS                    SEPTEMBER 30, 1997*
                  --------------                    -------------------
Class A shares of beneficial interest, par value
  $0.10 per share.................................          193
Class B shares of beneficial interest, par value
  $0.10 per share.................................          283
Class C shares of beneficial interest, par value
  $0.10 per share.................................          37
Class D shares of beneficial interest, par value
  $0.10 per share.................................          49


------------------
* The number of holders includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27.  INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     'The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.'

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.


     In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ('1933 Act'), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.


     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     Fund Asset Management, L.P. (the 'Manager' or 'FAM') acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund

Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings New York Insured Fund Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     Merrill Lynch Asset Management, L.P. ('MLAM'), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill

Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM, Princeton Services, Inc. ('Princeton Services') and Princeton Administrators, L.P. is also Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ('MLFD') is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') and Merrill Lynch & Co., Inc. ('ML & Co.') is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ('MLFDS') is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1995 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.


     Officers and Partners of FAM are set forth as follows:


                             POSITION(S)
                                WITH            OTHER SUBSTANTIAL BUSINESS,
          NAME               THE MANAGER    PROFESSION, VOCATION OR EMPLOYMENT
          ----             ---------------  -----------------------------------
ML & Co..................  Limited Partner  Financial Services Holding Company;
                                              Limited Partner of MLAM
Princeton Services.......  General Partner  General Partner of MLAM

Arthur Zeikel............  President        President of MLAM; President and
                                              Director of Princeton Services;
                                              Executive Vice President of ML &
                                              Co.
Terry K. Glenn...........  Executive Vice   Executive Vice President of MLAM;
                             President        Executive Vice President and
                                              Director of Princeton Services;
                                              President and Director of MLFD;
                                              President of Princeton
                                              Administrators, L.P.; Director of
                                              MLFDS
Linda L. Federici........  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of
                                              Princeton Services
Vincent R. Giordano......  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services
Elizabeth A. Griffin.....  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services
Norman R. Harvey.........  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services
Michael J. Hennewinkel...  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services
Philip L. Kirstein.......  Senior Vice      Senior Vice President, General
                             President,       Counsel and Secretary of MLAM;
                             General          Senior Vice President, General
                             Counsel and      Counsel, Director and Secretary
                             Secretary        of Princeton Services
Ronald M. Kloss..........  Senior Vice      Senior Vice President and
                             President and    Controller of MLAM; Senior Vice
                             Controller       President and Controller of
                                              Princeton Services
Debra W. Landsman-Yaros..  Senior Vice      Senior Vice President of MLAM;
                             President        Vice President of MLFD;
                                              Senior Vice President of
                                              Princeton Services
Stephen M.M. Miller......  Senior Vice      Executive Vice President of
                             President        Princeton Administrators, L.P.;
                                              Senior Vice President of
                                              Princeton Services

                             POSITION(S)
                                WITH            OTHER SUBSTANTIAL BUSINESS,
          NAME               THE MANAGER    PROFESSION, VOCATION OR EMPLOYMENT

          ----             ---------------  -----------------------------------
Joseph T. Monagle, Jr....  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services
Michael L. Quinn.........  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services; Managing Director and
                                              First Vice President of Merrill
                                              Lynch from 1989 to 1995
Richard L. Reller........  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services; Director of MLFD
Gerald M. Richard........  Senior Vice      Senior Vice President and Treasurer
                             President and    of MLAM; Senior Vice President and
                             Treasurer        Treasurer of Princeton Services;
                                              Vice President and Treasurer of
                                              MLFD
Gregory D. Upah............Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of
                                              Princeton Services
Ronald L. Welburn........  Senior Vice      Senior Vice President of MLAM;
                             President        Senior Vice President of Princeton
                                              Services



ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and furthermore MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.



                             POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
           NAME                     WITH MLFD               WITH REGISTRANT
           ----             -------------------------  -------------------------

Terry K. Glenn............   President and Director    Executive Vice President
Richard L. Reller.........          Director                     None
Thomas J. Verage..........          Director                     None
William E. Aldrich........    Senior Vice President              None
Robert W. Crook...........    Senior Vice President              None
Michael J. Brady..........       Vice President                  None
William M. Breen..........       Vice President                  None
Michael G. Clark..........       Vice President                  None
James T. Fatseas..........       Vice President                  None
Debra W. Landsman-Yaros...       Vice President                  None
Michelle T. Lau...........       Vice President                  None

                             POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
           NAME                     WITH MLFD               WITH REGISTRANT
           ----             -------------------------  -------------------------
Gerald M. Richard.........     Vice President and              Treasurer
                                     Treasurer
Salvatore Venezia.........       Vice President                  None
William Wasel.............       Vice President                  None
Robert Harris.............          Secretary                    None


     (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31.  MANAGEMENT SERVICES.


     Other than as set forth under the caption 'Management of the Trust--Management and Advisory Arrangements' in the Prospectus constituting Part A of the Registration Statement and under 'Management of the Trust--Management and Advisory Arrangements' in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.



ITEM 32.  UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 13th day of November, 1997.



                                          MERRILL LYNCH MULTI-STATE MUNICIPAL
                                          SERIES TRUST
                                          (Registrant)



                                          By:   /s/ GERALD M. RICHARD
                                               (Gerald M. Richard, Treasurer)



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                SIGNATURE                                      TITLE                             DATE
                ---------                                      -----                             ----

              ARTHUR ZEIKEL*                President and Trustee (Principal Executive
      -----------------------------         Officer)
             (Arthur Zeikel)


            GERALD M. RICHARD*              Treasurer (Principal Financial and
      -----------------------------         Accounting Officer)
           (Gerald M. Richard)

            JAMES H. BODURTHA*              Trustee
      -----------------------------
           (James H. Bodurtha)

            HERBERT I. LONDON*              Trustee
      -----------------------------
           (Herbert I. London)

            ROBERT R. MARTIN*               Trustee
      -----------------------------
            (Robert R. Martin)

              JOSEPH L. MAY*                Trustee
      -----------------------------
             (Joseph L. May)

             ANDRE F. PEROLD*               Trustee
      -----------------------------
            (Andre F. Perold)

        *By: /s/ GERALD M. RICHARD                                                        November 13, 1997
      -----------------------------
           (Gerald M. Richard,
            Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
------   ------------
  11      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant
  17(a)   --   Financial Data Schedule for Class A shares
    (b)   --   Financial Data Schedule for Class B shares
    (c)   --   Financial Data Schedule for Class C shares
    (d)   --   Financial Data Schedule for Class D shares